                                                                   EXHIBIT 10.45

================================================================================


                            PARTICIPATION AGREEMENT

                         dated as of November 15, 1996

                                     among

                            MAIL-WELL I CORPORATION
                           as Lessee and Guarantor,

                             CERTAIN SUBSIDIARIES
                          OF MAIL-WELL I CORPORATION,
                           as Subsidiary Guarantors

                           PARIBAS PROPERTIES, INC.,
                                   as Lessor

                        VARIOUS FINANCIAL INSTITUTIONS
                              IDENTIFIED HEREIN,
                               as Equity Lenders

                        VARIOUS FINANCIAL INSTITUTIONS
                              IDENTIFIED HEREIN,
                             as Financing Lenders

                                      and

                                BANQUE PARIBAS
          as Agent for the Financing Lenders and the Equity Lenders.


                 ____________________________________________

                              Lease Financing of
             Certain Envelope and Commercial   Printing Equipment
             Owned by Mail-Well I Corporation and Its Subsidiaries


================================================================================

                               TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----
ARTICLE I - DEFINITIONS; INTERPRETATION.................................................2

ARTICLE II - EFFECTIVE DATE.............................................................2
                SECTION 2.1.      Date..................................................2
                      (a)       Participation Agreement.................................2
                      (b)       Master Lease............................................2
                      (c)       Loan Agreement..........................................2
                      (d)       Guaranty................................................2
                      (e)       Assignment of Lease and Rent............................2
                      (g)       Intercreditor Agreement.................................2
                      (h)       Security Documents......................................2
                      (i)       Fees....................................................3
                      (j)       Certain Transaction Expenses............................3
                SECTION 2.2.    Effective Date..........................................3

ARTICLE III - FUNDING OF ADVANCES.......................................................3
                SECTION 3.1.    Lessor Commitment.......................................3
                SECTION 3.2.    Equity Lenders' Commitments.............................3
                SECTION 3.3.    Financing Lenders' Commitments..........................3
                SECTION 3.4.    Procedures for Advances.................................3

ARTICLE IV - INTEREST; APPLICATION OF CERTAIN PREPAYMENTS...............................4
                SECTION 4.1.    Interest on Loans.......................................4
                SECTION 4.2.    Certain Prepayments of the Loans........................4

ARTICLE V - CERTAIN INTENTIONS OF THE PARTIES...........................................4
                SECTION 5.1.    Nature of Transaction...................................4
                SECTION 5.2.    Amounts Due Under the Master Lease......................5

ARTICLE VI - CONDITIONS PRECEDENT TO ADVANCES ANDEFFECTIVE DATE.........................5
                SECTION 6.1.    Conditions Precedent to the Effective Date..............5
                      (a)       Lessee's Resolutions and Incumbency Certificate, etc....5
                      (b)       Guarantors' Resolutions and Incumbency Certificate......6
                      (c)       Lessor's Resolutions and Incumbency Certificate, etc....6
                      (d)       Notes...................................................6
                      (e)       Opinion of Counsel to the Lessee........................6
                      (f)       Opinion of Counsel to the Lessor........................6
                      (g)       Funding Request.........................................6
                      (h)       Fees....................................................7

                      (i)       Representation and Warranties.......................... 7
                      (j)       Litigation............................................. 7
                 SECTION 6.2.    Conditions to the Purchase of the Equipment........... 7
                      (a)       Impositions............................................ 7
                      (b)       Appraisal.............................................. 7
                      (c)       Governmental Approvals................................. 7
                      (d)       Litigation............................................. 8
                      (e)       Requirements of Law.................................... 8
                      (f)       Responsible Officer's Certificate...................... 8
                      (g)       Evidence of Equipment Insurance........................ 8
                      (h)       No Material Adverse Change............................. 8
                      (i)       Bill of Sale........................................... 8
                      (j)       Financing Statements................................... 9
                      (k)       Title Representations.................................. 9
                      (l)       No Default............................................. 9
                 SECTION 6.3.    Substitution of Equipment............................. 9
                      (a)       Appraisal.............................................. 9
                      (b)       Type and Location of Substituted Equipment............. 9
                      (c)       Satisfaction of Conditions.............................10
                      (d)       Required Documentation.................................10
                      (e)       Expenses...............................................10

ARTICLE VII - REPRESENTATIONS..........................................................10
               SECTION 7.1.      Representations of the Guarantors.....................10
                      (a)       Organization, etc......................................10
                      (b)       Due Authorization, Non-Contravention, etc..............11
                      (c)       Government Approval, Regulation, etc...................11
                      (d)       Validity, etc..........................................11
                      (e)       Equipment..............................................12
                      (f)       Bill of Sale...........................................12
                      (g)       Use of Loans and Proceeds..............................12
                      (h)       Representations and Warranties.........................12
                      (i)       Title; Liens...........................................12
                      (j)       Advances...............................................12
                      (k)       Mail-Well Credit Agreement.............................12
                 SECTION 7.2.    Representations of the Lessor.........................12
                      (a)       Due Organization, etc..................................13
                      (b)       Authorization; No Conflict.............................13
                      (c)       Enforceability, etc....................................13
                      (d)       Assignment.............................................13
                      (e)       Defaults...............................................13
                      (f)       Use of Proceeds........................................13
                      (g)       Chief Place of Business................................14



ARTICLE VIII - PAYMENT OF CERTAIN EXPENSES.............................................14
                SECTION 8.1.    Transaction Expenses...................................14
                SECTION 8.2.    Brokers' Fees and Stamp Taxes..........................14
                SECTION 8.3.    Loan Agreement and Related Obligations.................14

ARTICLE IX - AFFIRMATIVE AND NEGATIVE COVENANTS........................................15
                SECTION 9.1.    Mail-Well Credit Agreement.............................15

ARTICLE X - LESSEE DIRECTIONS; CERTAIN RIGHTS OF LESSEE................................15
                SECTION 10.1.   Lessee Directions......................................15

ARTICLE XI - YIELD PROTECTION AND ILLEGALITY...........................................15
                SECTION 11.1.   Additional Costs.......................................15
                SECTION 11.2.   Limitation on Types of Loans...........................17
                SECTION 11.3.   Illegality.............................................17
                SECTION 11.4.   Treatment of Affected Loans............................17
                SECTION 11.5.   Compensation...........................................18
                SECTION 11.6.   Capital Adequacy.......................................18
                SECTION 11.7.   Additional Interest on Eurodollar Loans................19

ARTICLE XII - INDEMNIFICATION..........................................................19
                SECTION 12.1.   General Indemnification................................19
                SECTION 12.2.   End of Term Indemnity..................................21
                SECTION 12.3.   Environmental Indemnity................................22
                SECTION 12.4.   Proceedings in Respect of Claims.......................23
                SECTION 12.5.   General Tax Indemnity..................................24
                SECTION 12.6    Yield Protection and Illegality........................26
                SECTION 12.7.   Indemnity Payments in Addition to Lease Obligations....26

ARTICLE XIII - MISCELLANEOUS...........................................................27
                SECTION 13.1.   Survival of Agreements.................................27
                SECTION 13.2.   Controlling Agreement..................................27
                SECTION 13.3.   Notices................................................28
                SECTION 13.4.   Counterparts...........................................28
                SECTION 13.5.   Amendments.............................................28
                SECTION 13.6.   Headings, etc..........................................29
                SECTION 13.7.   Parties in Interest....................................29
                SECTION 13.8.   Successors and Assigns.................................30
                SECTION 13.9.   GOVERNING LAW..........................................33
                SECTION 13.10.  Severability...........................................33
                SECTION 13.11.  Liability Limited......................................34
                SECTION 13.12.  Further Assurances.....................................34


     SECTION 13.13.   Submission to Jurisdiction............................ 34
     SECTION 13.14.   Setoff................................................ 35
     SECTION 13.15.   WAIVER OF JURY TRIAL.................................. 35
     SECTION 13.16.   Confidentiality....................................... 35
     SECTION 13.17.   Approvals and Consent................................. 36

                                   SCHEDULES

SCHEDULE I     Commitments

SCHEDULE II    Disclosure of Certain Information
                  Item A  -  Subsidiaries of Lessee

SCHEDULE III   Post-Closing Matters

SCHEDULE IV Notice Information, Wire Instructions, Funding Offices, and LIBOR Office


                                   EXHIBITS

EXHIBIT A      Description of the Equipment
EXHIBIT B      Form of Funding Request
EXHIBIT C      Form of Responsible Officer's Certificate
EXHIBIT D      Form of Bill of Sale
EXHIBIT E      Form of Assignment and Acceptance

                            PARTICIPATION AGREEMENT


     THIS PARTICIPATION AGREEMENT (this "Participation Agreement"), dated as of
                                         -----------------------
November 15, 1996, is entered into by and among MAIL-WELL I CORPORATION, a Delaware corporation ("Lessee"), as the Lessee and a Guarantor (in its capacity
                       ------
as the Lessee, being called the "Lessee"; in its capacity as a Guarantor, being
                                 ------
called a "Guarantor"), the subsidiaries of the Lessee listed on the signature
          ---------
page hereof (collectively, the "Subsidiary Guarantors" ); PARIBAS PROPERTIES,
                                ---------------------
INC., a Delaware corporation, as Lessor (the "Lessor"); the financial
                                              ------
institution or institutions who are parties hereto as Equity Lenders (together with their respective permitted successors and assigns, the "Equity Lenders");
                                                             --------------
the various financial institutions who are parties hereto as Financing Lenders (together with their respective permitted successors and assigns, the "Financing
                                                                       ---------
Lenders") under the Loan Agreement (the Equity Lenders and the Financing Lenders
-------
being sometimes collectively called the "Lenders"); and BANQUE PARIBAS, as Agent
                                         -------
for the Financing Lenders and the Equity Lenders (in such capacity, the

"Agent").
 -----

                             W I T N E S S E T H:
                             - - - - - - - - - -

     A. The Lessee or a Subsidiary Guarantor owns each item of the Equipment described on Exhibit "A", attached to the Master Lease.
             -----------

     B. The Lessor and the Lessee have agreed that the Lessor will purchase from the Lessee and certain of the Subsidiary Guarantors which have an interest in the Equipment all of the Equipment and will lease the Equipment to the Lessee pursuant to the terms of the Master Lease.

     C. The Equity Lenders are willing to provide a portion of the financing for the Equipment in an aggregate amount not to exceed $5,500,000.00, and the Financing Lenders are willing to provide the remaining portion of the financing for the Equipment in an aggregate amount not to exceed $24,500,000.00, aggregating a total principal amount not to exceed $30,000,000.00 (collectively, the "Loans"). The Loans to be made by the Financing Lenders (the "Financing
     -----                                                         ---------
Loans") will be unconditionally guaranteed by the Lessee, Holdings and the
-----
Subsidiary Guarantors (collectively, the "Guarantors").
                                          ----------

     D. For the purpose of securing such financing arrangement, (i) the Equity Lenders will have the benefit of a first and prior security interest in and to the Lessor's right, title and interest in the Equipment, (ii) the Financing Lenders will have the benefit of (x) the Guaranty from the Guarantors, which Guaranty will be secured on a pari passu basis by all of the Collateral provided
                              ---- -----
in the Security Documents, pursuant to the terms of the Intercreditor Agreement, and (y) subject to the prior security interest of the Equity Lenders, a second subordinated security interest on the Lessor's right, title and interest in the Equipment, and (iii) all Lenders will have the benefit of an assignment from the Lessor of all of the Lessor's rights against the Lessee under the Master Lease.

     In consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                          DEFINITIONS; INTERPRETATION

     Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for
                                                           ----------
all purposes hereof; and the rules of interpretation set forth in Appendix A
                                                                  ----------
hereto shall apply to this Participation Agreement.

                                  ARTICLE II

                                EFFECTIVE DATE

     SECTION 2.1    Date.  On or before the Effective Date the following
                    ----
conditions precedent shall have been satisfied:

          (a)  Participation Agreement.  This Participation Agreement shall have
               -----------------------
     been duly authorized, executed and delivered by the parties hereto.

          (b)  Master Lease.  The Master Lease shall have been duly authorized,
               ------------
     executed and delivered by the parties thereto.

          (c)  Loan Agreement.  The Loan Agreement shall have been duly
               --------------
     authorized, executed and delivered by the parties thereto.

          (d)  Guaranty.  The Guaranty shall have been duly authorized,
               --------
     delivered by the Guarantors.

          (e)  Assignment of Lease and Rent.  The Assignment of Lease and Rent
               ----------------------------
     shall have been duly authorized, executed and delivered by the Lessor, as assignor, to the Agent for the benefit of the Financing Lenders, as assignee, and the Assignment of Lease and Rent shall have been consented to and acknowledged by the Lessee.

          (f)  Lessor Security Agreements.  The Lessor First Security
               --------------------------
Agreement and the Lessor Second Security Agreement shall have been duly authorized, executed and delivered by the Lessor.

          (g)  Intercreditor Agreement.  The Agent and each Financing Lender
               -----------------------
     shall have received executed counterparts of the Intercreditor Agreement, duly authorized, executed and delivered by the parties thereto.

          (h)  Security Documents.  The Agent and each Lender shall have
               ------------------
     received executed counterparts of the Security Documents, duly authorized, executed and delivered by the parties thereto.

          (i)  Fees.  The Agent and the Lessor shall have received all fees
               ----
     due and payable pursuant to this Participation Agreement and the Fee
     Letters.

          (j)  Certain Transaction Expenses.  Counsel for each of the Lessor
               ----------------------------
     and the Agent shall have received, to the extent then invoiced, payment in full in cash of all Transaction Expenses payable to such counsel pursuant to Section 8.1 hereof.
     --------------

     SECTION 2.2   Effective Date.  The closing date with respect to the
                   --------------
acquisition of the Equipment shall occur on the Effective Date.

                                  ARTICLE III

                              FUNDING OF ADVANCES

     SECTION 3.1   Lessor Commitment.  Subject to the conditions and terms
                   -----------------
hereof, the Lessor shall take the following actions:

          (a) the Lessor shall purchase the Equipment (using funds provided by the Equity Lenders and the Financing Lenders); and

          (b) the Lessor shall lease the Equipment to the Lessee under the Master Lease.

Notwithstanding any other provision hereof, the Lessor shall not be obligated to purchase the Equipment if the aggregate Purchase Price would exceed the Commitments.

     SECTION 3.2   Equity Lenders' Commitments.  Subject to the conditions and
                   ---------------------------
terms hereof, each Equity Lender shall make an Advance to the Lessor at the request of the Lessee on the Effective Date in an amount (each, an "Equity
                                                                    ------
Loan") in immediately available funds equal to such Equity Lender's Commitment Percentage of the amount of the total Equity Loans. No amounts paid or prepaid with respect to any Equity Loan may be readvanced.

     SECTION 3.3   Financing Lenders' Commitments.  Subject to the conditions
                   ------------------------------
and terms hereof, each Financing Lender shall make an Advance to the Lessor at the request of the Lessee on the Effective Date in an amount (each, a "Financing
                                                                       ---------
Loan") in immediately available funds equal to such Financing Lender's
----
Commitment Percentage of the amount of the total Financing Loans. No amounts paid or prepaid with respect to any Financing Loan may be readvanced.

     SECTION 3.4   Procedures for Advances.  Concurrently herewith, the Lessee
                   -----------------------
has given to the Lessor and the Agent prior written notice pursuant to a Funding Request substantially in the form of Exhibit B (a "Funding Request"), specifying
                                     ---------     ---------------
the Effective Date and the amount of each Advance requested. The payment of the Purchase Price by the Lessor to the Lessee shall be a single payment made with respect to all of the Equipment from the Advances made by the Financing Lenders and the Equity Lenders, and such payment shall be made on the Effective Date in immediately available funds by wire transfer to the account of the Lessee specified on Schedule IV or to such other account(s) as may be specified by the
             -----------
Lessee in a written notice to the Lessor.

                                  ARTICLE IV

                 INTEREST; APPLICATION OF CERTAIN PREPAYMENTS

     SECTION 4.1   Interest on Loans.
                   -----------------

          (a) Each Loan shall accrue interest computed and payable in accordance with the terms of the Loan Agreement.

          (b) The Lessor shall distribute to the Agent the Equity Lender Basic Rent and Financing Lender Basic Rent, together with all other amounts due with respect to the Loans which are collected from the Lessee under the Master Lease from time to time.

     SECTION 4.2   Certain Prepayments of the Loans.  In the event that the
                   --------------------------------
Lessee pays the Equipment Balance for any Equipment to the Agent in connection with the Lessee's purchase of an item of Equipment in accordance with Section
15.1 of the Master Lease as the result of a Significant Casualty or Condemnation, the Agent will disburse the amounts realized with respect thereto in accordance with Section 4.7(b) of the Loan Agreement.

                                   ARTICLE V

                       CERTAIN INTENTIONS OF THE PARTIES

     SECTION 5.1   Nature of Transaction.
                   ---------------------

          (a) The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner and the lessor of the Equipment and the Lessee will be treated as the lessee of the Equipment and (ii) for federal and all state and other tax purposes, and for bankruptcy purposes, (x) the Master Lease will be treated as a financing arrangement, (y) the Equity Lenders and the Financing Lenders will be deemed to be lenders making loans to or for the benefit of the Lessee in an amount equal to the sum of the original principal amount of the Loans, which loans are secured by the Equipment and the other Collateral provided in the Operative Documents, and (z) the Lessee will be treated as the owner of the Equipment and will be entitled to all tax benefits ordinarily available to an owner of equipment like the Equipment for such tax purposes. NEVERTHELESS, THE LESSEE ACKNOWLEDGES AND AGREES THAT NEITHER THE LESSOR, THE EQUITY LENDERS NOR ANY OF THE FINANCING LENDERS HAS MADE ANY REPRESENTATIONS OR WARRANTIES TO THE LESSEE CONCERNING THE TAX, ACCOUNTING OR LEGAL CHARACTERISTICS OF THE OPERATIVE DOCUMENTS AND THAT THE LESSEE HAS OBTAINED AND RELIED UPON SUCH INDEPENDENT TAX, ACCOUNTING AND LEGAL ADVICE CONCERNING THE OPERATIVE DOCUMENTS AS IT DEEMS APPROPRIATE.

          (b)  Specifically, without limiting the generality of clause (a) of
                                                                ----------
     this Section 5.1, the parties hereto intend and agree that in the event of
          -----------
     any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor, the Equity Lenders or the Financing Lenders or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made directly by the Equity Lenders and the Financing Lenders as unrelated third party lenders of the Lessee.

     SECTION 5.2   Amounts Due Under the Master Lease.  It is the intention of
                   ----------------------------------
the Lessee, the Lessor, the Equity Lenders and the Financing Lenders that: (i) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee under the Master Lease shall be equal to the aggregate payments due and payable as interest on the Loans on each Payment Date; (ii) if the Lessee elects the Purchase Option or otherwise becomes obligated to purchase any of the Equipment under the Master Lease, the Financing Loans, the Equity Loans, all interest, and other Obligations of the Lessee and the Lessor owing to the Lenders shall be paid in full by the Lessee, and the Lessor shall be paid in full any other amounts owed by the Lessee;

(iii) if the Lessee properly elects and consummates the Remarketing Option in accordance with the Operative Documents, the Lessee shall only be required to pay to the Lessor the proceeds of the sale of the Equipment, the Loan Balance of the Financing Loans and any amounts due pursuant to Article XII hereof and
Article XX of the Master Lease (which aggregate amounts may be less than the
-----------
Lease Balance) and other amounts, if any, payable under the Operative Documents; and (iv) upon an Event of Default resulting in a mandatory purchase of the Equipment by the Lessee under Section 18.3 of the Master Lease, the amounts then due and payable by the Lessee under the Master Lease shall include all amounts necessary to pay in full the Lease Balance, plus all other amounts then due from the Lessee to the Lenders and the Lessor under the Operative Documents.

                                  ARTICLE VI

                            CONDITIONS PRECEDENT TO
                          ADVANCES AND EFFECTIVE DATE

     SECTION 6.1   Conditions Precedent to the Effective Date.  The obligations
                   ------------------------------------------
of the Lessor to acquire the Equipment on the Effective Date hereunder, and the obligation of the Lenders to make any Loans on the Effective Date are subject to each of the following conditions precedent:

          (a)  Lessee's Resolutions and Incumbency Certificate, etc.  The Lessee
               ------------------------------------------------------
     shall have delivered to the Lessor and the Agent (i) a certificate of its Secretary or an Assistant Secretary attaching and certifying as to (A) the resolutions of the Board of Directors or committee thereof duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (B) its certificate of incorporation and by-laws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party and (ii) a certificate of good standing with respect to it issued by the Secretary of State of the State of Delaware dated as of a recent date.

          (b)  Guarantors' Resolutions and Incumbency Certificate.  The Lessor
               --------------------------------------------------
     and the Agent shall have received (i) a certificate of the Secretary or an Assistant Secretary of each Guarantor attaching and certifying as to (A) the resolutions of its Board of Directors or committee thereof duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (B) its certificate of incorporation and by-laws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party and (ii) a certificate of good standing with respect to it issued by the Secretary of State of the State of its incorporation dated as of a recent date.

          (c)  Lessor's Resolutions and Incumbency Certificate, etc. The Lessee
               ----------------------------------------------------
     and the Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Lessor attaching and certifying as to (i) the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by the Lessor of each Operative Document to which it is or will be a party, (ii) its articles of incorporation, certified as of a recent date by an appropriate officer of the Lessor, (iii) its by-laws and (iv) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

          (d)  Notes.  Each Lender shall have received its Note, dated the
               -----
     Effective Date and duly executed and delivered by the Lessor in accordance with the Loan Agreement.

          (e)  Opinion of Counsel to the Lessee.  The Lessor and the Agent shall
               --------------------------------
     have received an opinion, dated the Effective Date, from Bracewell & Patterson, L.L.P., South Tower, Pennzoil Place, 711 Louisiana Street, Houston, Texas 77002-2781, counsel to the Guarantors, in form and substance reasonably acceptable to the Agent.

          (f)  Opinion of Counsel to the Lessor.  The Agent and the Lessee shall
               --------------------------------
     have received an opinion, dated the Effective Date, from Jenkens & Gilchrist, a Professional Corporation, Fountain Place, 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202-2799, counsel to the Lessor, in form and substance acceptable to the Agent.

          (g)  Funding Request.  Each of the Agent, the Lenders and the Lessor
               ---------------
     shall have received a fully executed counterpart of the Funding Request, executed by the Lessee, in accordance with Section 3.4 herein.
                                                -----------

          (h)  Fees.  All fees due and payable pursuant to this Agreement
               ----
     (including, if then invoiced, all fees, costs and expenses due and payable pursuant to Section 8.1 herein) shall have been paid.
                 -----------

          (i)  Representation and Warranties.  On the Effective Date, the
               -----------------------------
     representations and warranties of each of the Lessee and the Lessor contained herein and in each of the other Operative Documents shall be true and correct in all material respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

          (j)  Litigation.  On the Effective Date, there shall not be any
               ----------
     actions, suits or proceedings pending or, to the knowledge of the Lessee threatened with respect to the

Lessee (i) that are reasonably likely to have a material adverse effect on the Equipment or (ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor or the Lenders with respect to the Lessee or such Equipment under the Operative Documents.

          (k)  Credit Agreements.  The Credit Agreements and all documents to be
               -----------------
     executed in connection therewith shall have been executed and delivered by all of the parties thereto, all amounts required to be funded thereunder as of the Effective Date shall have been fully disbursed and no Event of Default shall have occurred and be continuing under either of the Credit Agreements.

     SECTION 6.2   Conditions to the Purchase of the Equipment.  The obligation
                   -------------------------------------------
of the Lessor to purchase the Equipment on the Effective Date and to pay the Purchase Price payable for the Equipment on the Effective Date, and the obligation of the Lenders to make the Loans on the Effective Date, are subject to satisfaction or waiver of the following conditions precedent (it being understood that the Lessor's obligations to acquire such Equipment shall not be subject to the conditions precedent set forth in this Section 6.2 and Section
                                                      -----------     -------
6.1 above to the extent such conditions are actions required of the Lessor):
---

          (a)  Impositions.  All Impositions in connection with the execution,
               -----------
     delivery, recording, filing and registration of the Operative Documents shall have been paid or provisions for such payment shall have been made by the Lessee to the satisfaction of the Lessor and the Agent.

          (b)  Appraisal.  On or prior to the Effective Date, the Lessor and the
               ---------
     Agent shall have received an Appraisal of the Equipment, which Appraisal shall show that, as of the Effective Date, the Fair Market Sales Value of the Equipment is not less than 100% of the Purchase Price being paid for the Equipment.

          (c)  Governmental Approvals.  All necessary Governmental Actions
               ----------------------
     required by any Requirement of Law or any Equipment Legal Requirements for the purpose of authorizing the Lessor to acquire the Equipment shall have been obtained or made and be in full force and effect.

          (d)  Litigation.  No action or proceeding shall have been instituted,
               ----------
     nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority either (i) to set aside, restrain, enjoin or prevent the full performance of this Participation Agreement, any other Operative Document or any transaction contemplated hereby or thereby, or (ii) which is reasonably likely to cause or create a Material Adverse Effect on the Lessee or cause or create a material adverse effect on the Equipment.

          (e)  Requirements of Law.  In the reasonable opinion of the Lessor,
               -------------------
     the Agent and their respective counsel, the transactions contemplated by the Operative Documents do not and will not violate in any material respect any Requirement of Law and do not and will not subject the Lessor, the Agent and their respective counsel to any adverse regulatory prohibitions or constraints.

          (f)  Responsible Officer's Certificate.  The Lessor and the Agent
               ---------------------------------
     shall each have received a Responsible Officer's Certificate of the Lessee, in substantially the form of Exhibit C attached hereto, dated as of the
                                  ---------
     Effective Date, stating that (i) to such Responsible Officer's knowledge each and every representation and warranty of any Obligor contained in each Operative Document to which it is a party is true and correct in all material respects on and as of the Effective Date; (ii) to such Responsible Officer's knowledge no Default or Event of Default has occurred and is continuing under any Operative Document to which any Obligor is a party with respect to such Obligor; (iii) to such Responsible Officer's knowledge each Operative Document to which any Obligor is a party is in full force and effect with respect to such Obligor; and (iv) each Obligor has duly performed and complied with all conditions contained herein or in any other Operative Document required to be performed or complied with by it on or prior to the Effective Date.

          (g)  Evidence of Equipment Insurance.  The Lessor and the Agent
               -------------------------------
     shall have received evidence that the insurance maintained by the Lessee with respect to such Equipment satisfies the requirements set forth in
     Article XIII of the Master Lease, setting forth the respective coverage, limits of liability, carrier, policy number and period of coverage.

          (h)  No Material Adverse Change.  As of the Effective Date, there
               --------------------------
     shall not have occurred any material adverse change in the Equipment or in the businesses or results of operations, or in the actual or prospective financial or other condition of, the Lessee, the Subsidiary Guarantors and their respective Subsidiaries, taken as a whole, from that set forth in the financial statements submitted under Section 7.2 of the Mail-Well Credit Agreement.

          (i)  Bill of Sale.  On the Effective Date, the Lessor shall have
               ------------
     received a Bill of Sale and Assignment ("Bill of Sale") with respect to the
                                              ------------
     Equipment being purchased, conveying marketable title to such Equipment to the Lessor and containing all customary seller's warranties free and clear of all encumbrances whatsoever. The Bill of Sale shall be in the form of Exhibit D, attached hereto, duly executed by the Lessee,
                       ---------
     as the seller thereunder.

          (j)  Financing Statements.  On or prior to the Effective Date, the
               --------------------
     Lessor and the Lessee shall have delivered to the Agent all Financing Statements relating to the Equipment as the Agent may reasonably request in order to protect the Lessor's interest under the Master Lease relating to the Equipment to the extent the Master Lease constitutes a security agreement and to protect the Agent's security interest in the Equipment and other Collateral pursuant to the Operative Documents; and the Agent shall have received evidence reasonably satisfactory to it that each of the Financing Statements has been, or are being, recorded in a manner sufficient to properly secure each of their interests therein.

          (k)  Title Representations.  Title to the Equipment shall conform to
               ---------------------
     the representations and warranties set forth in Section 7.1 below.
                                                     -----------

          (l)  No Default.  There shall not have occurred and be continuing any
               ----------
     Default or Event of Default under any of the Operative Documents, and no Default or Event of Default under any of the Operative Documents will have occurred after giving effect to the acquisition of the Equipment requested by such Funding Request.

All documents and instruments required to be delivered on the Effective Date shall be delivered at the offices of Jenkens & Gilchrist, a Professional Corporation, Fountain Place, 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202-2799, Attention: William A. Thau, Esquire, or at such other location as may be determined by the Lessor, the Agent and the Lessee.

     SECTION 6.3   Substitution of Equipment.  The Lessee shall have the right
                   -------------------------
from time to time to release items of the Equipment (the "Released Equipment")
                                                          ------------------
and substitute items of other equipment the "Substituted Equipment") hereunder
                                             ---------------------
and under the other Operative Documents, subject in each case to the approval of the Agent in its discretion, and subject further to the satisfaction of each of the following conditions:

          (a)  Appraisal.  The Agent shall have received an Appraisal of the
               ---------
     Substituted Equipment which shows that, as of the effective date of the proposed substitution, the Fair Market Sales Value of the Substituted Equipment is not less than one hundred percent (100%) of the Purchase Price allocated to the Released Equipment being released.

          (b)  Type and Location of Substituted Equipment.  The Substituted
               ------------------------------------------
     Equipment shall be of the same type as the Released Equipment, shall be in first-class repair and condition, and shall have a useful life which is not less than the remaining useful life of the Released Equipment. The Lessee may not substitute more than two (2) items of Substituted Equipment for each item of Released Equipment. All Substituted Equipment shall be located within the United States.

          (c)  Satisfaction of Conditions.  The Substituted Equipment shall
               --------------------------
     satisfy and be in compliance with all provisions applicable to the Released Equipment in the Operative Documents, including without limitation the terms and conditions set forth herein.

          (d)  Required Documentation.  The substitution of the Substituted
               ----------------------
     Equipment shall be expressly subject to, and shall occur only upon, the delivery to and approval by the Agent and the Agent's legal counsel of all supplements and modifications to the Operative Documents and other instruments and agreements as such counsel shall deem necessary or appropriate for the purpose of effecting such substitution and establishing, preserving and protecting all of the rights, interests, liens and security interests of the Agent in and to the Equipment (exclusive of the Released Equipment) and the Substituted Equipment under the Operative Documents. Without limitation of the foregoing, the Lessee shall convey good and marketable title to the Lessor free of all Liens and subject to the security interest of the Lessor's First Security Agreement and the Lessor's Second Security Agreement, such conveyance to be made by a bill of sale in the form of the Bill of Sale.

          (e)  Expenses.  All costs and expenses of whatever kind or character
               --------
     incurred by the Agent in connection with the substitution of the Substituted Equipment, including without limitation the fees of the Appraiser, the cost of obtaining an Environmental Certificate, the Agent's legal fees, and all filing and recording fees and charges, shall be paid by the Lessee.

                                  ARTICLE VII

                                REPRESENTATIONS

     SECTION 7.1   Representations of the Guarantors.  Each of the Guarantors
                   ---------------------------------
hereby represents and warrants to each Lender, the Lessor and the Agent as of the date hereof and the Effective Date that:

          (a)  Organization, etc.  Each Guarantor and its respective
               ------------------
     Subsidiaries is a corporation (or a limited liability company, as applicable) duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except to the extent that failure to so qualify to do business in such jurisdiction would not have a Material Adverse Effect on the Guarantors taken as a whole. Each of the Guarantors has full corporate power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its obligations under this Participation Agreement and each other Operative Document to which it is a party and to own and hold under lease its Equipment and to conduct its business substantially as currently conducted by it.

          (b)  Due Authorization, Non-Contravention, etc.  The execution,
               -----------------------------------------
     delivery and performance by the Guarantors of this Participation Agreement and each other Operative Document executed or to be executed by it are within such Person's corporate powers, have been duly authorized by all necessary corporate action, and do not

               (i)      contravene such Person's Organic Documents;

               (ii) contravene any material contractual restriction (including any restriction set forth in the Credit Agreements or the other Credit Documents and any covenant relating to the incurrence of Indebtedness, which restrictions the Guarantors hereby acknowledge are material), law or governmental regulation or court decree or order binding on or affecting the Guarantors; or

               (iii) result in, or require the creation or imposition of, any Lien (other than Lessor Liens) on any of the Guarantors' property (including the Equipment), except for the Permitted Liens as defined in the Mail-Well Credit Agreement.

          (c)  Government Approval, Regulation, etc.  No authorization or
               ------------------------------------
     approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Lessee or any other Obligors of this Participation Agreement, or any other Operative Document to which it is a party, other than authorizations or approvals that have been received and notices and filings that have been made. None of the Guarantors nor any of their respective Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (d)  Validity, etc.  This Participation Agreement constitutes and each
               --------------
     other Operative Document executed by the Lessee and the other Obligors will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Person enforceable in accordance' with their respective terms, and each Operative Document executed pursuant hereto will, on the due execution and delivery thereof, be the legal, valid and binding obligation of the Lessee or such other Obligor enforceable in accordance with its terms, subject, in each case, as to enforceability, to bankruptcy, insolvency, reorganization and other similar laws affecting enforcement of creditor rights generally (insofar as any such law relates to the bankruptcy, insolvency, reorganization or similar event of any Obligor) and, as to the availability of specific performance or other injunctive relief, the discretionary power of a court to deny such relief when damages are considered an adequate remedy at law.

          (e)  Equipment.  The Equipment complies in all material respects with
               ---------
     all Equipment Legal Requirements and Insurance Requirements with respect to which the failure to comply could reasonably be expected to have a Material Adverse Effect.

          (f)  Bill of Sale.  The Bill of Sale is in form and substance
               ------------
     sufficient to convey to the Lessor good and marketable title to the Equipment, subject to no liens or encumbrances whatsoever.

          (g)  Use of Loans and Proceeds.  No part of any Advance will be used
               -------------------------
     directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of Indebtedness that was incurred for the purposes of purchasing or carrying, any margin security as such term is defined in Section 207.2 of Regulation G of the F.R.S. Board (12 C.F.R., Chapter II, Part 207).

          (h)  Representations and Warranties.  The representations and
               ------------------------------
     warranties of the Guarantors set forth in the Operative Documents are and shall be true and correct on and as of the Effective Date. Each of the Guarantors is in full compliance with its obligations under the Operative Documents to which it is a party and there exists no Default or Event of Default under the Master Lease, the Guaranty, or the Credit Agreements, or, to the knowledge of any Guarantor, any other Operative Document. No Default or Event of Default under the Master Lease, the Guaranty, the Credit Agreements or, to the knowledge of the Guarantors, any other Operative Document, will occur as a result of, or after giving effect to, the Advances requested by the Funding Request on the Effective Date.

          (i)  Title; Liens.  The Lessee has, and is conveying to the Lessor
               ------------
     pursuant to the Bill of Sale, good and marketable title to all of the Equipment, free and clear of all liens or other encumbrances whatsoever; and has the full right, title and authority to enter into and deliver the Bill of Sale, the Master Lease and all other Operative Documents. None of the Guarantors has caused, permitted or suffered any Liens to be placed against the Equipment except the Lessor Liens.

          (j)  Advances.  The total amount of the Advances requested for the
               --------
     payment of the Purchase Price payable by Lessor for the Equipment is not greater than the Fair Market Sales Value of the Equipment.

          (k)  Mail-Well Credit Agreement.  Each of the representations and
               --------------------------
     warranties of the Guarantors contained in Article VII of the Mail-Well Credit Agreement is true and correct in all material respects on the date hereof, and each such representation and warranty is hereby incorporated by reference in this Agreement to the same extent as if fully set forth herein.

     SECTION 7.2   Representations of the Lessor.  The Lessor represents and
                   -----------------------------
warrants to each of the other parties hereto as follows:

          (a)  Due Organization, etc.  It is a corporation duly organized and
               ----------------------
     validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Participation Agreement and to act as the Lessor and to enter into and perform the obligations under each of the other Operative Documents to which the Lessor is or will be a party, and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by each such Operative Document to which the Lessor is or will be a party.

          (b)  Authorization; No Conflict.  The execution, delivery and
               --------------------------
     performance of each Operative Document to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current United States law, governmental rule or regulation relating to its corporate power and authority, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its articles of incorporation or corporate by-laws, or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its property may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority of the United States and regulating its corporate power and authority.

          (c)  Enforceability, etc.  This Participation Agreement and each other
               --------------------
     Operative Document to which the Lessor is or will be a party have been, or on or before the Effective Date on which such Operative Agreement is to be signed will be duly executed and delivered by the Lessor, and this Participation Agreement and each such other Operative Document to which the Lessor is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Lessor in accordance with the terms thereof.

           (d)  Assignment. It has not assigned or transferred any of its right,
                ----------
     title or interest in or under the Master Lease or this Participation Agreement except in accordance with the Operative Documents.

           (e) Defaults. No Default or Event of Default under the Operative
               --------
     Documents attributable to it has occurred and is continuing.

           (f)  Use of Proceeds. The proceeds of the Financing Loans and the
                ---------------
     Equity Loans shall be applied by the Lessor solely in accordance with the provisions of the Operative Documents.

           (g)  Chief Place of Business. The Lessor's chief place of business,
                -----------------------
     chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Participation Agreement and each other Operative Document are kept are located at its address set forth in Schedule IV attached hereto.
              -----------

                                 ARTICLE VIII

                          PAYMENT OF CERTAIN EXPENSES

     The Lessee agrees, for the benefit of the Lessor, the Lenders and the Agent that:

     SECTION 8.1.  Transaction Expenses.
                    --------------------

          (a) The Lessee shall pay, or cause to be paid, from time to time all Transaction Expenses in respect of the transactions on the Effective Date; provided, however, that, if the Lessee has not received written invoices therefor prior to such date, such Transaction Expenses shall be paid within thirty (30) days after the Lessee has received written invoices therefor.

          (b) The Lessee shall pay or cause to be paid (i) the initial and annual fee of the Lessor and all other costs and fees provided in the Lessor's Fee Letter and all reasonable out-of-pocket expenses of the Lessor (including reasonable counsel fees and expenses) or any successor Lessor for acting as Lessor, (ii) all Transaction Expenses incurred by the Lessor, the Lessee or the Agent in connection with any purchase of the Equipment by the Lessee or other Person pursuant to Articles XVIII and XXI of the Master Lease, and
     (iii) all Transaction Expenses incurred by any of the other parties hereto in respect of the enforcement of any of their rights or remedies against the Lessee or any other Affiliate of the Lessee in respect of the Operative Documents.

     SECTION 8.2.    Brokers' Fees and Stamp Taxes. The Lessee shall pay or
                     -----------------------------
cause to be paid not later than the Effective Date any brokers' fees and any and all sales, excise, stamp, transfer and other similar taxes, fees and charges, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

     SECTION 8.3.    Loan Agreement and Related Obligations.  The Lessee shall
                      --------------------------------------
pay, before the due date thereof, all costs, expenses and other amounts (other than principal and interest on the Loans which are payable to the extent otherwise required by the Operative Documents) required to be paid by the Lessor under the Loan Agreement and the Assignment of Lease and Rent.


                                  ARTICLE IX

                       AFFIRMATIVE AND NEGATIVE COVENANTS

     SECTION 9.1.    Mail-Well Credit Agreement. Each of the Lessee and each
                     --------------------------
Subsidiary Guarantor hereby agrees that so long as this Participation Agreement is in effect, the Lessee and the Subsidiary Guarantors shall comply with each of the covenants set forth in Articles 8, 9 and 10 of the Mail-Well Credit Agreement to the same extent as if each of such covenants were set forth herein verbatim for the benefit of the Lessor, the Lenders and the Agent (and all such covenants are hereby fully incorporated by reference). In the event that the Mail-Well Credit Agreement shall cease to remain in effect for any reason whatsoever during the term hereof, the covenants incorporated herein by reference shall nevertheless continue in full force and effect as obligations of the Lessee and each Subsidiary Guarantor under this Participation Agreement.


                                   ARTICLE X

                  LESSEE DIRECTIONS; CERTAIN RIGHTS OF LESSEE

     SECTION 10.1.    Lessee Directions.  The Lessor, the Agent, the Financing
                      -----------------
Lenders, the Equity Lenders, and the Lessee hereby agree that, so long as no Lease Default or Lease Event of Default exists, the Lessee shall have the exclusive right to exercise any right of the Lessor under the Loan Agreement upon not less than two (2) Business Days' prior written notice from the Lessee to the Lessor, unless the Lessor objects to such exercise within two (2)
Business Days of receipt of such notice.


                                  ARTICLE XI

                        YIELD PROTECTION AND ILLEGALITY

     SECTION 11.1.    Additional Costs.
                      ----------------

          (a)    Subject to Section 12.6 herein, the Lessor shall pay directly
                            ------------
     to each Lender from time to time, promptly upon the request of such Lender, the costs incurred by such Lender which such Lender determines are attributable to its making or maintaining of any Eurodollar Loans hereunder or its obligation to make any of such Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called Additional Costs"), resulting from any
                                    ----------------
     Regulatory Change which:


               (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on the overall net income of such Lender or its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

               (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar Rate", but excluding the Reserve Requirement to the extent it is included in the calculation of the Adjusted Eurodollar
             Rate); or

               (iii) imposes any other condition affecting this Agreement or the Notes or any of such extensions of credit or liabilities or commitments.

Each Lender will notify the Lessor (with a copy to the Agent) of any event occurring after the Effective Date which will entitle such Lender to compensation pursuant to this Section 11.1 (a) as promptly as practicable after
                              ----------------
it obtains knowledge thereof and determines to request such compensation, and (if so requested by the Lessor) will designate a different Applicable Lending Office for the Eurodollar Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule or regulation or be in any way disadvantageous to such Lender, provided
                                                                    --------
that such Lender shall have no obligation to so designate an Applicable Lending Office located in the U.S. Each Lender will furnish the Lessor with a certificate setting forth the basis and the amount of each request of such Lender for compensation under this Section 11.1(a). If any Lender requests
                                   ---------------
compensation from the Lessor under this Section 11.1(a), the Lessor may, by
                                        ---------------
notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or continue making, or convert Prime Rate Loans into, Eurodollar Loans until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 11.4 hereof shall be
                                        ------------
applicable).


          (b)  Without limiting the effect of the foregoing provisions of this

     Section 11.1, in the event that, by reason of any Regulatory Change, any
     ------------
     Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Lessor (with a copy to the Agent), the obligation of such Lender to make or continue making, or convert Prime Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 11.4 hereof shall be
                                             ------------
     applicable).


          (c)  Determinations and allocations by any Lender for purposes of this

     Section 11.1 of the effect of any Regulatory Change on its costs of
     ------------
     maintaining its obligation to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive in the absence of manifest error, provided that such determinations and allocations are made on a reasonable basis.

     SECTION 11.2.   Limitation on Types of Loans.  Anything herein to the
                     ----------------------------
contrary notwithstanding, if with respect to any Eurodollar Loans for any Interest Period therefor:

          (a) The Agent determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

          (b) The Required Participants determine (which determination shall be conclusive absent manifest error) and notify the Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" or "Adjusted Eurodollar Rate" on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period;

then the Agent shall give the Lessor prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans or to convert Prime Rate Loans into Eurodollar Loans and the Lessor shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or convert such Loans into Prime Rate Loans in accordance with the terms of this Agreement.

     SECTION 11.2.  Illegality.  Notwithstanding any other provision of this
                    ----------
Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans hereunder or (b) maintain Eurodollar Loans hereunder, then such Lender shall promptly notify the Lessor (with a copy to the Agent) thereof and such Lender's obligation to make or maintain Eurodollar Loans and to convert Prime Rate Loans into Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 11.4 hereof shall be applicable).
              ------------

     SECTION 11.4.  Treatment of Affected Loans. If the obligation of any Lender
                    ---------------------------
to make or continue making, or to convert Prime Rate Loans into, Eurodollar Loans is suspended pursuant to Section 11.1 or 11.3 hereof, such Lender's
                               ------------    ----
Eurodollar Loans shall be automatically converted into Prime Rate Loans on the last day(s) of the then current Interest Period(s) for the Eurodollar Loans (or, in the case of a conversion required by Section 11.1(b) or 11.3 hereof, on such
                                        ---------------    ----
earlier date as such Lender may specify to the Lessor with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 11.1 or 11.3 hereof which gave rise to such
                           ------------    ----
conversion no longer exist:

          (a) To the extent that such Lender's Eurodollar Loans have been so converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Prime Rate Loans; and

          (b) All Loans which would otherwise be made or continued by such Lender as Eurodollar Loans shall be made as or converted into Prime Rate Loans and all Loans of such Lender which would otherwise be converted into Eurodollar Loans shall be converted instead into (or shall remain as) Prime Rate Loans .

If such Lender gives notice to the Lessor (with a copy to the Agent) that the circumstances specified in Section 11.1 or 11.3 hereof which gave rise to the
                           ------------    ----
conversion of such Lender's Eurodollar Loans pursuant to this Section 11.4 no
                                                              ------------
longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are outstanding, such Lender's

                                                         Participation Agreement

Prime Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

     SECTION 11.5.  Compensation.   Subject to Section 12.6 herein, the Lessor
                    ------------               ------------
     shall pay to the Agent for the account of each Lender, promptly upon the request of such Lender through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

             (a) Any payment, prepayment or conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the outstanding Loans) on a date other than the last day of an Interest Period for such Loan; or

             (b) Any failure by the Lessor for any reason (including, without limitation, the failure of any conditions to be satisfied) to borrow, convert or prepay a Eurodollar Loan on the date for such borrowing, conversion or prepayment specified in the relevant notice of borrowing, prepayment or conversion under this Agreement.

     SECTION 11.6.  Capital Adequacy.  If, after the Effective Date, any Lender
                    ----------------
shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy (including, without limitation, any law, rule or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten Business Days after demand by such Lender (with a copy to the Agent), the Lessor shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this

Section 11.6 and setting forth the additional amount or amounts to be paid to it
------------
hereunder shall be conclusive absent manifest error, provided that the
                                                     --------
determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods.

                                                         Participation Agreement

     SECTION 11.7.  Additional Interest on Eurodollar Loans.  The Lessor shall
                    ---------------------------------------
pay, directly to each Lender from time to time, additional interest on the unpaid principal amount of each Eurodollar Loan held by such Lender, from the date of the making of such Eurodollar Loan until such principal amount is paid in full, at an interest rate per annum determined by such Lender in good faith equal to the positive remainder (if any) of (a) the Adjusted Eurodollar Rate applicable to such Eurodollar Loan minus (b) the Eurodollar Rate applicable to
                                   -----
such Eurodollar Loan.  Each payment of additional interest pursuant to this

Section 11.7 shall be payable by the Lessor on each date upon which interest is
------------
payable on such Eurodollar Loan; provided, however, that the Lessor shall not be
                                 --------  -------
obligated to make any such payment of additional interest until the first Business Day after the date when the Lessor has been informed (i) that such Lender is subject to a Reserve Requirement and (ii) of the amount of such Reserve Requirement (after which time the Lessor shall be obligated to make all such payments of additional interest, including, without limitation, such payments of additional interest that otherwise would have been payable by the Lessor on or prior to such time had the Lessor been earlier informed).


                                  ARTICLE XII

                                INDEMNIFICATION

     SECTION 12.1.  General Indemnification.  The Lessee agrees, whether or not
                    -----------------------
any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, from and against, any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Effective Date or after the Expiration Date, in any way relating to or arising out of:

             (a) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof;

             (b)    the Equipment or any part thereof or interest therein;

             (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to Section 16.2(c),

                                                         Participation Agreement

     16.2(e) or 18.3 of the Master Lease or any sale pursuant to Article XV, XVIII or XX of the Master Lease), return or other disposition of all or any part or any interest in the Equipment or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation of law or in tort (strict liability or otherwise), (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, condition or covenant or other matter affecting title to the Equipment, (4) the making of any Modifications in violation of any standards imposed by any insurance policies required to be maintained by Lessee pursuant to the Master Lease which are in effect at any time with respect to the Equipment or any part thereof, and (5) any Claim for patent, trademark or copyright infringement;

        (d) the breach by the Lessee of any covenant, representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

        (e) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Participation Agreement;

        (f) the existence of any Lien on or with respect to the Equipment, any Basic Rent or Supplemental Rent, title thereto, or any interest therein including any Liens which arise out of the possession, use, repair or rebuilding of the Equipment or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Modifications made by the Lessee, except Lessor Liens;

        (g) as to each Lender, the transactions contemplated by the Master Lease or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code;

provided, however, the Lessee shall not be required to indemnify any Indemnitee
--------  -------
under this Section 12.1 for any of the following: (1) any Claim to the extent
           ------------
resulting from the willful misconduct or gross negligence of such Indemnitee (it being agreed and understood that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim) or the breach of any representation, warranty or covenant of such Indemnitee set forth in any Operative Document, (2) any Claim resulting from Lessor Liens which such Indemnitee is responsible for discharging under the Operative Documents, (3) any Claim arising from a breach or alleged breach by the Financing Lenders or the Equity Lenders of any agreement entered into in connection with the assignment or participation of any Financing Loan or Equity Loan, and (4) except as provided in Section 12.2 below,
                                                             ------------
any Claim to pay

                                                         Participation Agreement

the Shortfall Amount after the Lessee properly elects the Remarketing Option and the proceeds of the sale of the Equipment have been distributed to the Lenders. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Master Lease or any other Operative Document. Without limiting the express rights of any Indemnitee under this Section 12.1, this Section 12.1 shall be construed as an indemnity
     ------------       ------------
only and not a guaranty of residual value of the Equipment or as a guaranty of the Notes. THE INDEMNITY OBLIGATIONS OF THE LESSEE UNDER THIS ARTICLE XII COVER
                                                               -----------
AND RELATE TO, WITHOUT LIMITATION, ANY NEGLIGENT ACTION AND/OR OMISSION (WHETHER JOINT, COMPARATIVE OR CONCURRENT) OF ANY INDEMNITEE.

     SECTION 12.2.  End of Term Indemnity.
                    ---------------------

             (a) If the Lessee elects the Remarketing Option and there would, upon acceptance of the highest binding written unconditional irrevocable offer procured by the Lessee pursuant to Section 20.1(f) of the Master Lease, be a Shortfall Amount, then prior to the Expiration Date and as a condition to the Lessee's right to complete the remarketing of the Equipment pursuant to Section 20.1 of the Master Lease, the Lessee shall cause to be delivered to the Lessor and the Equity Lenders at least two (2) months prior to the Expiration Date, at the Lessee's sole cost and expense, a report from the Appraiser in form and substance satisfactory to the Lenders (the "End of the Term Report") which shall state the appraiser's
                   ----------------------
     conclusions as to the reason for any decline in the Fair Market Sales Value of any of the Equipment from that anticipated for such date in the Appraisal delivered on the Effective Date. If an End of the Term Report is not required pursuant to the preceding sentence but the offer described therein is not consummated on or prior to the Expiration Date, then the Lessee shall, within forty-five (45) days after the Expiration Date, cause an End of the Term Report to be delivered to the Lessor and the Equity Lenders.

             (b) If the Lessee is obligated to deliver an End of the Term Report pursuant to clause (a), then on or prior to the Expiration Date or, in the case of an End of the Term Report delivered pursuant to the last sentence of clause (a), on or prior to the date occurring two (2) months after the Expiration Date, the Lessee shall pay to the Lessor an amount (not to exceed the Shortfall Amount) equal to the portion of the Shortfall Amount that the End of the Term Report demonstrates was the result of a decline in the Fair Market Sales Value of the Equipment due to:

                    (i) extraordinary use, failure to maintain, to repair, to
             restore, to rebuild or to replace, failure to comply with all applicable laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement (excepting in each case ordinary wear and tear), or

                                                         Participation Agreement

                  (ii) any Modification made to, or any rebuilding or restoration of, the Equipment or any part thereof by the Lessee, or

                  (iii) any use of any of the Equipment or any part thereof by the Lessee or any sublessee other than as permitted by the express terms of the Master Lease, or

                  (iv) the failure of the Lessor to have good and marketable title to any of the Equipment free and clear of all Liens (other than Permitted Property Liens of the type described in Clauses (i) and (v) of that definition) .

     SECTION 12.3.  Environmental Indemnity.  Without limitation of the other
                    -----------------------
provisions of this Article XII, the Lessee hereby agrees to indemnify, hold
                   -----------
harmless and defend each Indemnitee from and against any and all Claims (including without limitation third party Claims for personal injury or real or personal property damage), losses (including but not limited to, to the extent the Lease Balance has not been fully paid, any loss of value of the Equipment related thereto), damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to reasonable and documented attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising in whole or in part, out of

              (a) the presence on or in any of the Equipment of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under, from or onto any of the Equipment,

              (b) loss of or damage to any Equipment or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and nature resource damages), or death or injury to any Person arising in connection with the Equipment or the use thereof, and any mitigative action required by or under Hazardous Materials Laws with respect to the Equipment,

              (c) any claim concerning lack of compliance with Hazardous Materials Laws by the Lessee, or

              (d) any residual contamination on, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective or whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

provided, however, the Lessee shall not be required to indemnify any Indemnitee
--------  -------
under this Section 12.3 for any Claim to the extent resulting from the willful
           ------------
misconduct or gross negligence of such Indemnitee, provided that Lessee has complied with all of its Obligations under the Operative Documents and no Event of Default shall have occurred and be continuing thereunder. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Master Lease or any other Operative Document.

     SECTION 12.4.  Proceedings in Respect of Claims.
                    --------------------------------

             (a) With respect to any amount that the Lessee is requested by an Indemnitee to pay by reason of Section 12.1 hereof, such Indemnitee shall,
                                    ------------
     if so requested by the Lessee and prior to any payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment.

             (b) In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify the Lessee of the commencement thereof, and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged
                      --------  -------
     in writing its obligation to fully indemnify such Indemnitee in respect of such action, suit or proceeding, and, the Lessee shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request, and provided, further, that the Lessee shall not be entitled to assume and
     -----------------
     control the defense of any such action, suit or proceeding if and to the extent that, (i) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or will involve a risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Property Lien) on the Equipment or any part thereof unless, in the case of civil liability, the Lessee shall have posted a bond or other security satisfactory to the relevant Indemnities in respect to such risk or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (ii) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or (iii) a Lease Event of Default has occurred and is continuing. The failure of any Indemnitee to give to the Lessee notice as set forth in the preceding sentence shall not limit or affect the Lessee's indemnification obligations hereunder, provided that such failure does not materially prejudice the Lessee's defense of any such action, suit or proceeding. The Indemnitee will join in the Lessee's efforts to sever such action. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 12.1 without the prior written consent of
                             ------------
     the Indemnitee, which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnitee.

          (c) Each Indemnitee shall at the expense of the Lessee supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by Section 12.1. Unless
                                                           ------------
     a Lease Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 12.1 without
                                                            ------------
     the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 12.1 with respect to such Claim.
                       ------------

          (d)  Upon payment in full of any Claim by the Lessee pursuant to
     Section 12.1 to or on behalf of an Indemnitee, the Lessee, without any
     ------------
     further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are necessary or advisable to enable the Lessee vigorously to pursue such claims.

          (e)  Any amount payable to an Indemnitee pursuant to Section 12.1
                                                               ------------
     shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

     SECTION 12.5  General Tax Indemnity.
                   ---------------------

          (a) If any Impositions (including, without limitation, (i) taxes based on, or measured by the net income of a Tax Indemnitee imposed by the United States (or any state or other jurisdiction, political subdivision or taxing authority thereof or therein) to the extent they would not have been imposed if on the Effective Date, as the case may be, the Tax Indemnitee had advanced funds directly to the Lessee in the form of a loan secured by the

     Equipment in an amount equal to the amount advanced for the Equipment on the Effective Date, as the case may be, with the debt service for such loan equal to the Basic Rent payable on each Scheduled Payment Date and a principal balance at the making of such loan in an amount equal to the then outstanding amount of the Financing Loans and Equity Loans and (ii) taxes imposed with respect to the payment, receipt or accrual of any indemnity payment hereunder (net of any tax benefit)) are now or hereafter imposed or levied by the United States (or by any state or other jurisdiction, political subdivision or taxing authority thereof or therein) on any payments made by the Lessee hereunder or payable in respect of a Financing Loan or an Equity Loan or otherwise under the Master Lease or the other Operative Documents to which it is a party or payments relating to the ownership, lease, sale or use of the Equipment, then the Lessee shall pay such additional amounts (at the time of such payment) as may be necessary so that every payment of all amounts due hereunder or under such other Operative Document, after withholding or deduction for or on account of any such Impositions, will not be less than the amount provided for herein or therein. The Tax Indemnitee shall promptly notify the Lessee in writing of the occurrence of any event of which the Tax Indemnitee has knowledge that will give rise to the obligation of the Lessee to pay such additional amounts pursuant to this Section 12.5. As soon as practicable after the
                              -----------
     date the payment of any Impositions is due pursuant to Applicable Law, the Lessee shall furnish to the Tax Indemnitee certified copies of any tax receipts obtained by the Lessee, evidencing payment by the Lessee and compliance with this Section 12.5.
                          ------------

          (b) The Impositions and the indemnification obligations of the Lessee hereunder shall expressly include and cover, without limitation, any present or future taxes, duties, imposts, assessments or other charges levied or imposed by any Governmental Authority, including any withholdings or withholding taxes (other than taxes on the overall net income of the Agent or any Lender), so that all payments to be made to the Agent on behalf of the Lenders hereunder of principal of and interest on the Loans and of all fees and other amounts payable under the Operative Documents shall be made free and clear of, and without deduction by reason of, such taxes, assessments and other charges.

          (c) Should any Tax Indemnitee ever receive any refund, credit or deduction from any taxing authority (whether before or after payment in full of all amounts owed hereunder and under the Master Lease) to which Tax Indemnitee would not be entitled but for the payment by the Lessee of additional amounts as required by this Section 12.5, Tax Indemnitee (as
                                            ------------
     applicable) thereupon shall repay to the Lessee an amount with respect to such refund, credit or reduction equal to any net reduction in Impositions actually obtained by Tax Indemnitee and determined by Tax Indemnitee to be directly related to such refund, credit or reduction (but not to exceed such additional amounts to which such refund, credit or reduction relates). No such payment shall be required, however, to the extent the Lessee is delinquent in any payments to Tax Indemnitee under this Participation Agreement, the

                                                         Participation Agreement

     Master Lease or any other Operative Document, but shall promptly be paid to the Lessee after such delinquency no longer exists. Notwithstanding the provisions of this Section 12.5(b) to the contrary, the decision as to
                        ---------------
     whether or not to claim any such refund, credit or reduction (and if claimed, the determination of the amount of the net reduction in Impositions attributable to the additional amounts paid by the Lessee under this Section 12.5) shall be made by Tax Indemnitee (as applicable) in its
          ------------
     sole discretion.


          (d)  The agreements and obligations contained in this Section 12.5
                                                                ------------
     shall survive the payment in full of the Lessee's obligations hereunder and under the other Operative Documents.

          (e) Each Lender represents and warrants that it will not, prior to the termination of the Master Lease, claim ownership of (or any tax benefits, including depreciation, with respect to) the Equipment for any income tax purposes, it being understood that the Lessee is and will remain the owner of the Equipment for such income tax purposes until the termination of the Master Lease. If, notwithstanding the income tax intentions of the parties as set forth in this Section 12.5(d) and in
                                                    ---------------
     Section 5.1. hereof, any Lender actually receives any income tax
     ------------
     deductions, reductions in income tax or other income tax benefit as a result of any claim for, or recharacterization requiring such party to take, any tax benefits attributable to ownership of the Equipment for income tax purposes, such Lender shall pay to the Lessee, together with an amount equal to any reduced Taxes payable by such Tax Indemnitee as a result of such payment, the amount of such income tax savings actually realized by such Lender (less the amount of any anticipated increase in income tax which the Lender determines is currently payable as a result of such claim or recharacterization), provided that the Lessee shall agree to reimburse such Lender for any subsequent increase in such Lender's income taxes resulting from such claim or recharacterization not taken into account in the payment made to the Lessee, up to the amount paid to the Lessee by such Lender. The parties agree that this Section 12.5(d) is
                                                        ---------------
     intended to require a payment to the Lessee if and only if a Lender shall have actually received an unanticipated tax savings with respect to the Equipment that would not have been received if the Lessor had advanced funds to the Lessee in the form of a loan secured by any of the Equipment in an amount equal to the Purchase Price paid for the Equipment. Nothing in this Section 12.5(d) shall be construed to require a Lender to take any
          ---------------
     affirmative action to realize any tax savings if in its good faith judgment such action may have a material adverse effect on such Lender.

     SECTION 12.6.  Yield Protection and Illegality.  In the event any amounts
                    -------------------------------
are determined to be payable by the Lessor under the provisions of Article XI
                                                                   ----------
hereof, the Lessee assumes full responsibility for and shall pay such amounts directly to each Lender or the Agent, as the case may be, within five (5) days of its receipt of notice thereof, and such notice shall be presumed correct and binding upon the Lessee absent manifest error. Notwithstanding the provisions of Article XI to the
   ----------

                                                         Participation Agreement

contrary, all covenants and obligations of the Lessor under such Article shall at all times be the direct obligations of the Lessee.

     SECTION 12.7. Indemnity Payments in Addition to Lease Obligations.  The
                   ---------------------------------------------------
Lessee acknowledges and agrees that the Lessee's obligations to make indemnity payments under this Article XII are separate from, in addition to, and do not
                    -----------
reduce, the Lessee's obligation to pay under the Master Lease that portion of the Lease Balance.

                                 ARTICLE XIII

                                 MISCELLANEOUS

     SECTION 13.1. Survival of Agreements.  The representations, warranties,
                   ----------------------
covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' Obligations under any and all thereof, shall survive the execution and delivery of this Participation Agreement, the transfer of the Equipment to the Lessor, any disposition of any interest of the Lessor in the Equipment or any interest of any Lender in the Equipment and the payment of the Notes and any disposition thereof, and the expiration or termination of any of the Operative Documents, and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

     SECTION 13.2. Controlling Agreement. (a) All agreements between each of the
                   ---------------------
Lessor, the Lessee, the Agent, and the Lenders, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of the Notes or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the Lenders or the Lessor exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders or the Lessor in excess of the maximum lawful amount, the interest payable to the Lenders or the Lessor shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders or the Lessor shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Loans and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loans, such excess shall be refunded to the party paying the same. All interest paid or agreed to be paid to the Lenders or the Lessor shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the interest on the Loans for such full period shall not exceed the maximum amount permitted by applicable law. The Lenders and the Lessor hereby expressly disclaim any

                                                         Participation Agreement

intent to contract for, charge or receive interest in an amount which exceeds the maximum amount of interest permitted by applicable law. The Lessee represents to the Lenders and the Lessor that the Loans and the transactions evidenced by the Operative Documents are not usurious and agrees that if, at any time, the Lessee shall have reason to believe that the Loans and/or such transactions are in fact usurious, it will give the Agent written notice of such condition and Lenders and the Lessor shall have ninety (90) days in which to make an appropriate refund or other adjustment in order to correct such condition if in fact it exists. This section shall control all other provisions of the Operative Documents.

          (b) The parties hereto agree that if Article 1.04, Subtitle 1, Title 79 of the Revised Civil Statutes of Texas, 1925, as amended, is applicable to the determination of the lawful maximum rate, the indicated rate ceiling computed from time to time pursuant to Section (a) of such Article shall apply provided that, to the extent permitted by such Article, the Agent may from time
--------
to time by notice to the Lessor and the Lessee revise the election of such interest rate ceiling as such ceiling affects the then current or future balances of any indebtedness of the Lessor or the Lessee hereunder.

     SECTION 13.3. Notices.  Unless otherwise specifically provided herein
                   -------
all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing (including by facsimile) and delivered by United States mail, by nationally recognized-courier service by hand or by facsimile, directed to the address or facsimile number of such Person as indicated on Schedule IV attached hereto. Any such notice shall become
             -----------
effective as follows:

               (a) if delivered by United Sates mail, five (5) Business Days after being deposited in the mails, certified or registered with appropriate postage prepaid,

               (b) if delivered by nationally recognized courier service, one
          (1) Business Day after delivery to such courier service specifying overnight delivery,

               (c) if delivered by hand, when received, or

               (d) if delivered by facsimile, when transmitted (upon electronic confirmation thereof).

From time to time any party may designate a new address or facsimile number for purposes of notice hereunder by written notice to each of the other parties hereto in accordance with this Section 13.3.
                               ------------

     SECTION 13.4. Counterparts.  This Participation Agreement may be executed
                   ------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                                                         Participation Agreement

     SECTION 13.5. Amendments.   The provisions of this Participation Agreement
                   ----------
and any other Operative Document may from time to time be terminated, amended, supplemented, modified or waived with the written consent of the Lessee and the Required Participants; provided, however, that (i) no amendment or waiver of any
                       --------  -------
provision relating to payment or performance of an obligation owed to any Lender shall be effective against such Lender unless it has been consented to in writing by such Lender, (ii) no Operative Document nor any of the terms thereof may be terminated except upon payment in full of the Lease Balance or the effective exercise and consummation of the Remarketing Option in accordance with
Article XX of the Master Lease and payment in full of all amounts due in accordance therewith, (iii) no termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of the Required Equity Lenders, be made to the Master Lease or Article VI of this Participation
                                               ----------
Agreement or the definition of "Lease Default," and (v) no termination, amendment, supplement, waiver or modification shall without written consent of each Lender:

             (a) modify any of the provisions of this Section 13.5, change the
                                                      ------------
          definitions of "Required Lenders," "Required Equity Lenders," "Required Financing Lenders" or "Required Participants," or modify or waive any of the provisions of the Operative Agreement requiring action by the foregoing;

             (b) amend, modify, waive or supplement any of the provisions of Sections 2.5, 2.6 or 2.7, Article IV or Article V of the Loan Agreement; or amend, modify, waive or supplement any of the provisions of Article XX or XXI of the Master Lease or any other provision of the Operative Documents that would adversely affect the first priority security interest granted by the Lessor First Security Agreement;

             (c) reduce, modify, amend or waive any fees or indemnities in favor of any Lender, including without limitation amounts payable pursuant to Article XII (except that any Person may consent to any reduction,
             -----------
          modification, amendment or waiver of any indemnity payable to it);

             (d) modify, postpone, reduce or forgive, in whole or in part, any payment of Rent (other than pursuant to the terms of any Operative Document), any Loan, the Lease Balance, the Loan Balance, amounts due pursuant to Section 20.2 of the Master Lease, interest or, subject to clause (c) above, any other amount payable under the Master Lease or this Participation Agreement, or modify the definition or method of calculation of Rent (other than pursuant to the terms of any Operative Document), Loans, Lease Balance, Loan Balance, Shortfall Amount, Lease Balance, or any other definition which would affect the amounts to be advanced or which are

                                                         Participation Agreement

          payable under the Operative Documents or any provision of the Operative Documents which requires unanimous consent; or

               (e) consent to any assignment of the Master Lease by the Lessee, releasing the Lessee from its obligations in respect of the payments of Rent, Loan Balance or Lease Balance or changing the absolute and unconditional character of such obligations.

     SECTION 13.6. Headings, etc.  The Table of Contents and headings of the
                   --------------
various Articles and Sections of this Participation Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     SECTION 13.7. Parties in Interest.   Except as expressly provided herein,
                   -------------------
none of the provisions of this Participation Agreement is intended for the benefit of any Person except the parties hereto. The Lessee shall not assign or transfer any of its rights or obligations under the Operative Documents without the prior written consent of the Lessor, the Lenders and the Equity Lenders.

     SECTION 13.8. Successors and Assigns.
                   ----------------------

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No Loan Party may assign or transfer any of its rights or obligations under this Agreement or any other Operative Document without the prior written consent of the Agent and the Lenders. Any Lender may sell participations in all or a portion of its rights and obligations under this Agreement and the other Operative Documents (including, without limitation, all or a portion of its Loans owing to it); provided, however, that (i) such Lender's obligations
                         --------  -------
     under this Agreement and the other Operative Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the Lessor for the performance of such obligations, (iii) such Lender shall remain the holder of its Note(s) for all purposes of this Agreement, (iv) the Loan Parties and the Lessor shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Operative Documents, and (v) such Lender shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Operative Document, other than (if and to the extent that such Lender so agrees) the right to vote upon or consent to (A) any increase of such Lender's Commitments (other than an increase resulting from an assignment to or in favor of such Lender from another Lender in accordance with this Agreement), (B) any reduction of the principal amount of, or interest to be paid on, the Loans of such Lender, (C) any reduction of any commitment fee or other amount payable to such Lender under any Operative Document if and to the extent that such reduction would decrease the fee or other amount payable to the participant, (D) any postponement of any date for the

                                                         Participation Agreement

     payment of any amount payable in respect of the Loan(s) of such Lender, (E) any release of a material portion of the Collateral from the Liens created by the Security Documents and not otherwise expressly authorized by the Operative Documents, and (F) any release of any Loan Party from liability under the Operative Documents.

          (b) Each of the Loan Parties and each of the Lenders agree that any Lender (the "Assigning Lender") may at any time assign to one or more
                  ----------------
     Eligible Assignees all, or a proportionate part of all, of its rights and obligations under this Agreement and the other Operative Documents (each an "Assignee"); provided, however, that (i) each such assignment may be of a
      --------    --------  -------
     varying percentage of the Assigning Lender's rights and obligations under this Participation Agreement and the other Operative Documents and may relate to some but not all of such rights and/or obligations, (ii) except in the case of an assignment of all of a Lender's rights and obligations under this Participation Agreement and the other Operative Documents, the amount of the Loans of the Assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $2,000,000, and
     (iii) the parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Notes subject to such assignment, and a processing and recordation fee of $2,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Agent, (1) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the Operative Documents, and (2) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Operative Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Operative Documents, such Lender shall cease to be a party thereto, provided that such Lender's
                                                    --------
     rights under Articles XI and XII and Section 2.1(i) accrued through the
                  -----------     ---     --------------
     date of assignment shall continue). Notwithstanding anything to the contrary contained in this Section 13.8, if the Assigning Lender is also a
                                ------------
     Financing Lender, each Financing Lender shall, in addition to and concurrently with any assignment to an Eligible Assignee of such Financing Lender's interest in the Financing Loans (or any portion thereof or interest therein) also assign to such Eligible Assignee the same percentage of the Term Loans, the Acquisition Loans and the Supremex Term Loans (as those terms are defined in the Mail-Well Credit Agreement), if and to the extent then owned by such Financing Lender at the time of such assignment, as the percentage of the Financing Loans then owned and presently being assigned by such Financing Lender. For example, in the event that such Financing Lender proposes to assign fifty percent (50%) of its Financing Loans to an Eligible Assignee, such Financing Lender shall also, concurrently therewith, assign fifty percent (50%) in each of its Term Loans, Acquisition Loans and Supremex Term Loans (as those terms are defined in the Mail-Well Credit Agreement) to such Eligible Assignee.

          (c) By executing and delivering an Assignment and Acceptance, the Assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Operative Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Operative Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of its obligations under the Operative Documents; (iii) such Assignee confirms that it has received a copy of the other Operative Documents, together with copies of the financial statements referred to in Section 7.2 in the
                                                       -----------
     Mail-Well Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent or such Assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Operative Documents; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and exercise such powers under the Operative Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Operative Documents are required to be performed by it as a Lender.

          (d) The Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders, and the principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding
     --------
     for all purposes, absent manifest error, and the Lessor, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Operative Documents. The Register shall be available for inspection by the Lessor or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Lender and Assignee representing that it is an Eligible Assignee, together with the Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit F hereto, (i) accept such Assignment and Acceptance,
                 ---------
     (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to the Lessor. Within five Business Days after its receipt of such notice the Lessor, at its expense, shall execute and deliver to the Agent in exchange for each surrendered Note evidencing particular Loans, a new Note evidencing each such Loans payable to the order of such Eligible Assignee in an amount equal to such Loans assigned to it and, if the Assigning Lender has retained any Loans, a new Note evidencing each such Loans payable to the order of the Assigning Lender in the amount of such Loans retained by it (each such promissory note shall constitute a "Note" for purposes of the Operative Documents). Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the Note being assigned.

          (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
     Section 13.8, disclose to the Assignee or participant or proposed Assignee
     ------------
     or participant any information relating to the Lessor, any other Loan Party or any of their respective Subsidiaries furnished to such Lender by or on behalf of the Lessor, any other Loan Party or any of their respective Subsidiaries; provided that each such actual or proposed Assignee or
                   --------
     participant shall agree to be bound by the provisions of Section 13.16
                                                              -------------
     hereof.

          (g) Any Lender may assign and pledge all or any of the Notes held by it to any Federal Reserve Bank or the U.S. Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or Federal Reserve Bank; provided, that, any payment made by the Lessor
                                  --------
     for the benefit of such assigning and/or pledging Lender in accordance with the terms of the Operative Documents shall satisfy the Lessor's obligations under the Operative Documents in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

          (h) The Lessor shall maintain, or cause to be maintained, a register (the "Registered Note Register") (which, at the request of the Lessor,
           ------------------------
     shall be kept by the Agent on behalf of the Lessor at no extra charge to the Lessor at the address to which notices to the Agent are to be sent hereunder) on which it enters the name of the registered owner of each of the Loan(s) evidenced by a Registered Note. Notwithstanding anything to the contrary contained in this Section 13.8, a Registered Note and the Loan(s) evidenced thereby may be assigned or otherwise transferred in
                                ------------
     whole or in part only by registration of such assignment or transfer of such Registered Note and the Loan(s) evidenced thereby on the Registered Note Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loan(s) and the Registered Note evidencing the same shall be registered on the Registered Note Register only upon surrender for registration of assignment or transfer of the Registered Note evidencing such Loan(s), duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed
     by) the registered noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the due presentment for registration of transfer of any Registered Note, the Lessor and the Agent shall treat the Person in whose name such Loan(s) and the Registered Note(s) evidencing the same are registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. The Registered Note Register shall be available for inspection by the Lessor and any Lender at any reasonable time upon reasonable prior notice.

     SECTION 13.9.  GOVERNING LAW.  THIS PARTICIPATION AGREEMENT SHALL IN ALL
                    -------------
RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     SECTION 13.10. Severability.  Any provision of this Participation Agreement
                    ------------
that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 13.11. Liability Limited.
                    -----------------

          (a) Each party hereto acknowledges and agrees that the Lessor is entering into this Participation Agreement and the other Operative Documents to which it is a party solely as an accommodation to the Lessee and that the Lessor shall not be liable or accountable under any circumstances whatsoever for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Lessor, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Documents, and it is understood and agreed that all Obligations of the Lessor under the Operative Documents are solely nonrecourse obligations (except as otherwise expressly provided therein). Nothing contained herein shall, however, affect in any manner the liability of the Lessee hereunder and under the other Operative Documents, which liability shall be full recourse.

          (b) No Lender shall have any obligation to any other Lender or to the Lessee or the Lessor with respect to transactions contemplated by the Operative Documents, except those obligations of such Lender expressly set forth in the Operative Documents or except as expressly set forth in the instruments delivered in connection therewith, and no Lender shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth.

     SECTION 13.12. Further Assurances.  The parties hereto shall promptly cause
                    ------------------
to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and preserve the security interests and liens (and the priority thereof) intended to be created pursuant to this Participation Agreement, the other Operative Documents, and the transactions thereunder (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected); provided, however, that
                                                        --------  -------
the Lessee shall not be required to pay expenses pursuant to this Section 13.12
                                                                  -------------
to the extent arising from a breach or alleged breach by the Lenders of any agreement entered into in connection with the assignment or participation of any Loan. The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or (if the Lessor shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Document.

     SECTION 13.13. Submission to Jurisdiction.  Each of the Lessee and each
                    --------------------------
Subsidiary Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Courts for the Southern District of Texas in Houston, Texas and for the Northern District of Texas, and of any Texas State Court sitting in Houston or Dallas, Texas, for purposes of all legal proceedings arising out of or relating to the Operative Documents or the transactions contemplated hereby. Each of the Lessee and each Subsidiary Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     SECTION 13.14. Setoff.  Subject to the provisions of Article V of the Loan
                    ------
Agreement, the Lessor and the Lenders shall, upon the occurrence of any Lease Default or Lease Event of Default, have the right to appropriate and apply to the payment of the Lessee's obligations under the

Master Lease, this Participation Agreement, the Guaranty and the other Operative Documents, and to the payment of the obligations of any Subsidiary Guarantor under the Guaranty, any and all balances, credits, deposits, accounts or moneys of the Lessee or any Subsidiary Guarantor then or thereafter maintained with the Lessor or any Lender. The rights of the Lessor, the Financing Lenders and the Equity Lenders under this Section 13.14 are in addition to other rights and
                          -------------
remedies (including other rights of setoff under applicable law or otherwise) which such Person may have. Any such setoff shall be applied pro rata in payment of the Obligations to the Financing Lenders and the Equity Lenders in accordance with the priorities and provisions of the Intercreditor Agreement.

     SECTION 13.15.    WAIVER OF JURY TRIAL.  THE PARTIES HERETO VOLUNTARILY AND
                       --------------------
INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PARTICIPATION AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY OF THE PARTIES HERETO. THE PARTIES HERETO HEREBY AGREE THAT THEY WILL NOT SEEK TO CONSOLIDATE ANY SUCH LITIGATION WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL HAS NOT OR CANNOT BE WAIVED. THE PROVISIONS OF THIS SECTION 13.15
                                                                -------------
HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND SHALL BE SUBJECT TO NO EXCEPTIONS. THE LESSEE ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER OPERATIVE DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS PARTICIPATION AGREEMENT AND EACH SUCH OTHER OPERATIVE DOCUMENT.

     SECTION 13.16.    Confidentiality.  Each Lender agrees to exercise its best
                       ---------------
efforts to keep any information delivered or made available by any Loan Party to it which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Lender
                         --------
from disclosing such information (a) to any other Lender, (b) to any Person if reasonably incidental to the administration of the Loans, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (e) which has been publicly disclosed, (f) in connection with any litigation to which the Agent, any Lender or their respective Affiliates may be a party, (g) to the extent reasonably required in connection with the exercise of any remedy under the Operative Documents, (h) to such Lender's legal counsel, independent auditors and affiliates, and (i) to any actual or proposed participant or Assignee of all or part of its rights hereunder, so long as such actual or proposed participant or Assignee agrees to be bound by the provisions of this
Section 13.16.
-------------

     SECTION 13.17.    Approvals and Consent. Except as may be expressly
                       ---------------------
provided to the contrary in this Agreement or in the other Operative Documents (as applicable), in any instance under this Agreement or the other Operative Documents where the approval, consent or exercise of judgment of the Agent or any Lender is requested or required, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Agent and such Lender, and the Agent and such Lender shall not, for any reason or to any extent, be required to grant such approval or consent or to exercise such judgment in any particular manner, regardless of the reasonableness of the request or the action or judgment of the Agent or such Lender, and (b) no approval or consent of the Agent or any Lender shall in any event be effective unless the same shall be in writing and the same shall be effective only in the specific instance and for the specific purpose for which given.


                  [remainder of page left intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                              MAIL-WELL I CORPORATION, as
                              Lessee and Guarantor


                              By:
                                    ----------------------------------------

                                    Name:
                                        ------------------------------------

                                    Title:
                                         -----------------------------------

                              ADDITIONAL GUARANTORS:
                              ---------------------

                              MAIL-WELL, INC.,
                              as a Guarantor


                              By:
                                ------------------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------

                              WISCO ENVELOPE CORP.,
                              as a Guarantor


                              By:
                                -----------------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------

                              PAVEY ENVELOPE AND TAG CORP.,
                              as a Guarantor

                              By:_____________________________________

                                    Name:
                                        ------------------------------

                                    Title:
                                         -----------------------------

                              MAIL-WELL WEST, INC.,
                              as a Guarantor


                              By:
                                -----------------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------

                              WISCO II, L.L.C.,
                              as a Guarantor


                              By:
                                -----------------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------

                              MAIL-WELL CANADA HOLDINGS, INC.,
                              as a Guarantor


                              By:
                                -----------------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------

                              GRAPHIC ARTS CENTER, INC.,
                              as a Guarantor


                              By:
                                -----------------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------

                              WISCO III, L.L.C.,
                              as a Guarantor


                              By:
                                -----------------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------

                              WISCO ENVELOPE CORP.,
                              as a Guarantor


                              By:
                                -----------------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------

                              PARIBAS PROPERTIES, INC.
                              a Delaware corporation


                              By:______________________________________
                                    Edward V. Canale, President


                              By:______________________________________
                                    Matthew J. Cooleen, Vice President

                                    FINANCING LENDER:
                                    ----------------

                                    ARAB BANKING CORPORATION
                                    (B.S.C.)



                                    By:
                                      -----------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------


                              Address for Notices:
                              -------------------
                              Arab Banking Corporation (B.S.C.)
                              277 Park Avenue, 32nd Floor
                              New York, New York  10172
                              Telecopy No.:        212-583-0921
                              Telephone No.:_____________
                              Attention:       Ms. Louise Weiss

                              With a copy to:

                              Arab Banking Corporation (B.S.C.)
                              600 Travis Street, Suite 1900
                              Houston, Texas  77002
                              Telecopy No.:        713-227-6507
                              Telephone No.:       713-227-8444
                              Attention:        Stephen Plauche



                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Arab Banking Corporation (B.S.C.)
                              277 Park Avenue, 32nd Floor
                              New York, New York  10172-3299
                              Attention:  Ms. Louise Weiss

                                    FINANCING LENDER:
                                    ----------------

                                    BANK OF AMERICA ILLINOIS



                                    By:
                                      -----------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------


                              Address for Notices:
                              -------------------
                              Bank of America Illinois
                              231 S. LaSalle Street
                              Chicago, Illinois  60697
                              Telecopy No.:   312-974-9626
                              Telephone No.:  312-828-6386
                              Attention:      Juanita L. Hester

                              with a copy to:

                              Bank of America
                              U.S. Div. - S.F. Credit Products #3838
                              555 California Street, 41st Floor
                              San Francisco, CA  94104
                              Attention:      Kevin Leader

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Bank of America Illinois
                              231 S. LaSalle Street
                              Chicago, Illinois  60697
                              Attention:  Juanita L. Hester

                                    FINANCING LENDER:
                                    ----------------

                                    THE BANK OF NOVA SCOTIA



                                    By:
                                      -----------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------


                           Address for Notices:
                           -------------------
                           The Bank of Nova Scotia, Atlanta Agency
                           600 Peachtree Street N.E., Suite 2700
                           Atlanta, Georgia  30308
                           Telecopy No.:              404-888-8998
                           Telephone No.:             404-877-1500
                           Attention:                 F.C.H. Ashby

                           with a copy to:

                           The Bank of Nova Scotia
                           Houston Representative Office
                           1100 Louisiana, Suite 3000
                           Houston, Texas  77002
                           Telecopy No.:    713-752-2425
                           Telephone No.:   713-759-3432
                           Attention:    Rosine Matthews

                           Lending Office for Prime Rate Loans:
                           -----------------------------------
                           The Bank of Nova Scotia, Atlanta Agency
                           600 Peachtree Street N.E., Suite 2700
                           Atlanta, Georgia  30308
                           Attention:  Cleve Bushey

                                    FINANCING LENDER:
                                    ----------------

                                    THE BOATMEN'S NATIONAL BANK
                                    OF ST. LOUIS


                                    By:
                                      -----------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------


                              Address for Notices:
                              -------------------
                              The Boatmen's National Bank of St. Louis
                              800 Market Street, Mail Station LBP 37-01
                              St. Louis, Missouri  63101
                              Telecopy No.:                314-466-6645
                              Telephone No.:               314-466-7368
                              Attention:                Pamela Boggeman

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              The Boatmen's National Bank of St. Louis,
                              Leveraged Finance
                              800 Market Street, Mail Station LBP 37-01
                              St. Louis, Missouri  63101
                              Attention:  Pamela Boggeman

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              The Boatmen's National Bank of St. Louis,
                              Leveraged Finance
                              800 Market Street, Mail Station LBP 37-01
                              St. Louis, Missouri  63101
                              Attention:  Pamela Boggeman

                                    FINANCING LENDER:
                                    ----------------

                                    THE CIT GROUP/BUSINESS CREDIT,
                                    INC.



                                    By:
                                      -----------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------

                              Address for Notices:
                              -------------------
                              The CIT Group/Business Credit, Inc.
                              Two Lincoln Centre, 5420 LBJ Freeway, Suite 200 Dallas, Texas 75240
                              Telecopy No.:   972-455-1690
                              Telephone No.:  972-455-1678
                              Attention:      Pam Wozniak or Susan Brooks

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              The CIT Group/Business Credit, Inc.
                              Two Lincoln Centre, 5420 LBJ Freeway, Suite 200 Dallas, Texas 75240
                              Attention:  Pam Wozniak

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              The CIT Group/Business Credit, Inc.
                              Two Lincoln Centre, 5420 LBJ Freeway, Suite 200 Dallas, Texas 75240
                              Attention:  Pam Wozniak

                                    FINANCING LENDER:
                                    ----------------

                                    CREDIT LYONNAIS NEW YORK
                                    BRANCH



                                    By:
                                      -----------------------------------

                                    Name:
                                        ---------------------------------

                                    Title:
                                         --------------------------------


                          Addresses for Notices:
                          ---------------------
                          Credit Lyonnais
                          1301 Avenue of the
                          Americas
                          New York, New York    10019
                          Telecopy No.:  212-459-3170
                          Telephone No.: 212-459-7000
                          Attention:     Mark Koneval

                          With a copy to:

                          Credit Lyonnais
                          2200 Ross Avenue, Suite 4400 West
                          Dallas, Texas  75201
                          Telecopy No.:        214-220-2323
                          Telephone No.:       214-220-2300
                          Attention:            Brian Brown


                          Lending Office for Prime Rate Loans:
                          -----------------------------------
                          Credit Lyonnais New York Branch
                          2200 Ross Avenue, Suite 4400 West
                          Dallas, Texas  75201
                          Attention:  Credit Lyonnais

                          Lending Office for Eurodollar Loans:
                          -----------------------------------
                          Credit Lyonnais New York Branch
                          2200 Ross Avenue, Suite 4400 West
                          Dallas, Texas  75201

                                           Attention:  Credit Lyonnais

                                    FINANCING LENDER:
                                    ----------------

                                    THE FUJI BANK, LIMITED



                                    By:
                                      --------------------------------

                                    Name:
                                        ------------------------------

                                    Title:
                                         -----------------------------


                              Address for Notices:
                              -------------------
                              The Fuji Bank, Limited
                              1221 McKinney Street, Suite 4100
                              Houston, Texas  77010
                              Telecopy No.:   713-759-0048
                              Telephone No.:  713-650-7854
                              Attention:      Nate Ellis

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              The Fuji Bank, Limited
                              1221 McKinney Street, Suite 4100
                              Houston, Texas  77010
                              Attention:  Nate Ellis

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              The Fuji Bank, Limited
                              1221 McKinney Street, Suite 4100
                              Houston, Texas  77010
                              Attention:  Nate Ellis

                                    FINANCING LENDER:
                                    ----------------

                                    THE LONG-TERM CREDIT BANK OF
                                    JAPAN, LIMITED, NEW YORK BRANCH



                                    By:
                                      ---------------------------------------

                                    Name:
                                        -------------------------------------

                                    Title:
                                         ------------------------------------


                              Address for Notices:
                              -------------------
                              The Long-Term Credit Bank of Japan, Limited,
                              New York Branch
                              165 Broadway, 49th Floor
                              New York, New York  10006
                              Telecopy No.:   212-608-2371
                              Telephone No.:  212-335-4550
                              Attention:      Frank H. Madden

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              The Long-Term Credit Bank of Japan, Limited,
                              New York Branch
                              165 Broadway, 49th Floor
                              New York, New York  10006
                              Attention:  Frank H. Madden

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              The Long-Term Credit Bank of Japan, Limited,
                              New York Branch
                              165 Broadway, 49th Floor
                              New York, New York  10006
                              Attention:  Frank H. Madden

                                    FINANCING LENDER:
                                    ----------------

                                    NATIONAL BANK OF CANADA


                                    By:
                                      --------------------------------------

                                    Name:
                                        ------------------------------------

                                    Title:
                                         -----------------------------------



                                    By:
                                      --------------------------------------

                                    Name:
                                        ------------------------------------

                                    Title:
                                         -----------------------------------


                              Address for Notices:
                              -------------------
                              National Bank of Canada
                              2121 San Jacinto, Suite 1850
                              Dallas, Texas  75201
                              Telecopy No.:   214-871-2015
                              Telephone No.:  214-871-1208
                              Attention:      Larry Sears (2 copies requested)

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              National Bank of Canada, New York Branch
                              125 West 55th Street
                              New York, New York  10019-5366
                              Attention:  Eleanor Valentine

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              National Bank of Canada
                              125 West 55th Street
                              New York, New York  10019-5366
                              Attention:  Eleanor Valentine

                                    FINANCING LENDER:
                                    ----------------

                                    NATIONSBANK OF TEXAS, N.A.



                                    By:
                                      ---------------------------------------

                                    Name:
                                        -------------------------------------

                                    Title:
                                         ------------------------------------



                              Address for Notices:
                              -------------------
                              NationsBank of Texas, N.A.
                              901 Main Street
                              Dallas, Texas  75202
                              Telecopy No.:   214-508-0980
                              Telephone No.:  214-508-3363
                              Attention:      Kimberly Knop

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              NationsBank of Texas, N.A.
                              901 Main Street
                              Dallas, Texas  75202
                              Attention:  Kimberly Knop

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              NationsBank of Texas, N.A.
                              901 Main Street
                              Dallas, Texas  75202
                              Attention:  Kimberly Knop

                                    FINANCING LENDER:
                                    ----------------

                                    SOCIETE GENERALE, SOUTHWEST
                                    AGENCY



                                    By:
                                      ----------------------------------------

                                    Name:
                                        --------------------------------------

                                    Title:
                                         -------------------------------------


                              Address for Notices:
                              -------------------
                              Societe Generale
                              1111 Bagby, Suite 2020
                              Houston, Texas  77002
                              Telecopy No.:   713-650-0824
                              Telephone No.:  713-759-6318
                              Attention:      Dick Erbert

                              with a copy to:

                              Societe Generale
                              2001 Ross Avenue, Suite 4800
                              Dallas, Texas  75201
                              Attention:      Angela Aldridge

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Societe Generale
                              2001 Ross Avenue, Suite 4800
                              Dallas, Texas  75201
                              Attention:  Angela Aldridge

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              Societe Generale
                              2001 Ross Avenue, Suite 4800
                              Dallas, Texas  75201
                              Attention:  Angela Aldridge

                                                         Participation Agreement

                                    FINANCING LENDER:
                                    ----------------

                                    TEXAS COMMERCE BANK NATIONAL
                                    ASSOCIATION



                                    By:
                                      -----------------------------------------

                                    Name:
                                        ---------------------------------------

                                    Title:
                                         --------------------------------------


                              Address for Notices:
                              -------------------
                              Texas Commerce Bank National Association
                              707 Travis Street, 7-TCB-North #79
                              Houston, Texas  77002
                              Telecopy No.:   713-216-6387
                              Telephone No.:  713-216-5656
                              Attention:      Mary Arnold

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Texas Commerce Bank National Association
                              707 Travis Street, 7-TCB-North #79
                              Houston, Texas  77002
                              Attention:  Mary Arnold

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              Texas Commerce Bank National Association
                              707 Travis Street, 7-TCB-North #79
                              Houston, Texas  77002
                              Attention:  Mary Arnold

                                    EQUITY LENDERS:
                                    --------------

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION



                                    By:
                                      -----------------------------------------

                                    Name:
                                        ---------------------------------------

                                    Title:
                                         --------------------------------------


                              Address for Notices:
                              -------------------
                              General Electric Capital Corporation
                              5400 LBJ Freeway, Suite 1280
                              Dallas, Texas 75240
                              Telecopy No.:   214-991-6367
                              Telephone No.:  214-419-3229
                              Attention:      Steven R. Bellah

                              Lending Office for Prime Rate Loans:
                              -----------------------------------

                              -----------------------------------

                              -----------------------------------

                              Attention:
                                           ----------------------


                              Lending Office for Eurodollar Loans:
                              -----------------------------------

                              -----------------------------------

                              -----------------------------------

                              Attention:
                                           ----------------------

                              BANQUE PARIBAS,
                              as Agent and a Financing Lender


                              By:   ________________________________________
                                    Pierre-Jean de Filippis, General Manager


                              By:   ________________________________________
                                    Christopher S. Goodwin, Vice President

                              BANQUE PARIBAS, as an Equity Lender


                              By:   ________________________________________
                                    Pierre-Jean de Filippis, General Manager


                              By:   ________________________________________
                                    Christopher S. Goodwin, Vice President

                                   SCHEDULE I

                                  COMMITMENTS
                                  -----------

-------------------------------------------------------------------------------------------------------------------------------
                                          TYPE OF           COMMITMENT
                LENDERS                   LENDER              AMOUNT                      COMMITMENT PERCENTAGE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  EQUITY              FINANCING         ALL
                                                                                  LOANS                 LOANS          LOANS
===============================================================================================================================
BANQUE PARIBAS                            FINANCING        4,106,180.60          $  0.00            16.759920816%  4,106,180.60

ARAB BANKING CORPORATION (B.S.C.)         FINANCING        1,713,420.29          $  0.00             6.993552204%  1,713,420.29

BANK OF AMERICA ILLINOIS                  FINANCING        2,855,700.49          $  0.00            11.655920367%  2,855,700.49

THE BANK OF NOVA SCOTIA                   FINANCING        1,427,850.24          $  0.00             5.827960163%  1,427,850.24

THE BOATMEN'S NATIONAL BANK OF ST.        FINANCING        1,657,678.93          $  0.00             6.766036449%  1,657,678.93
 LOUIS

THE CIT GROUP/BUSINESS                    FINANCING        1,657,678.93          $  0.00             6.766036449%  1,657,678.93
CREDIT, INC.

CREDIT LYONNAIS NEW YORK BRANCH           FINANCING        1,713,420.29          $  0.00             6.993552204%  1,713,420.29

THE FUJI BANK, LIMITED                    FINANCING        1,713,420.29          $  0.00             6.993552204%  1,713,420.29

THE LONG-TERM CREDIT BANK OF JAPAN,       FINANCING        1,713,420.29          $  0.00             6.993552204%  1,713,420.29
 LIMITED, NEW YORK BRANCH

NATIONAL BANK OF CANADA                   FINANCING        1,427,850.24          $  0.00             5.827960163%  1,427,850.24

NATIONSBANK OF TEXAS, N.A.                FINANCING        1,713,420.29          $  0.00             6.993552204%  1,713,420.29

SOCIETE GENERATE, SOUTHWEST AGENCY        FINANCING        1,142,280.19          $  0.00             4.662368122%  1,142,280.19

--------------------------------------------------------------------------------------------------------------------------------
                                          TYPE OF           COMMITMENT
                LENDERS                   LENDER              AMOUNT                      COMMITMENT PERCENTAGE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  EQUITY              FINANCING         ALL
                                                                                  LOANS                 LOANS          LOANS
================================================================================================================================
TEXAS COMMERCE BANK NATIONAL
ASSOCIATION                           FINANCING        1,657,678.93              $  0.00        6.766036449%       1,657,678.93

TOTAL:                                FINANCING       $  24,500,000                 0.00%      100.00000000%              81.67%
------
=================================================================================================================================
=================================================================================================================================
=================================================================================================================================

GENERAL ELECTRIC
CAPITAL CORPORATION                       EQUITY                              $5,500,000.00     0.000000000%

TOTAL EQUITY LOANS:                       EQUITY      $   5,500,000                  100%              0.00%              18.33%
-------------------


TOTAL LOANS:                            ALL LENDERS   $  30,000,000                18.33%             81.67%                100%
------------

                                  SCHEDULE II

                       DISCLOSURE OF CERTAIN INFORMATION


                           SUBSIDIARIES OF THE LESSEE


                                                        Stock
       Stock Issuer          Class of Stock          Certificate         Par          Number of      Percentage of
                                                        No(s).          Value           Shares     Outstanding Shares
==================================================================================================================================
Pavey Envelope and Tag       Common                       3            $1.00             3,000           100%
 Corp.

WISCO Envelope Corp.         Common                       1               no             1,000           100%

Mail-Well West, Inc.         Common                       1            $0.01             1,000           100%

Mail-Well Canada Holdings,   Common                     001            $0.01             1,000           100%
 Inc.

Graphic Arts Center, Inc.    Common                       1            $0.01             1,000           100%

Wisco II, L.L.C.             Limited Liability            1              N/A               N/A       1% of Membership
                             Company Membership                                                      Interests
                             Interests
Wisco III, L.L.C.            Limited Liability            1              N/A               N/A       1% of Membership
                             Company Membership                                                      Interests
                             Interests

                                  SCHEDULE III



                              POST-CLOSING MATTERS

                                  SCHEDULE IV


                    NOTICES INFORMATION, WIRE INSTRUCTIONS,
                              AND FUNDING OFFICES

===============================================================================================
          LENDER                            WIRING INSTRUCTIONS
===============================================================================================
Arab Banking Corporation     Chase Manhattan Bank, New York
 (B.S.C.)                    ABA #021-000-021
                             For the account of:  Arab Banking Corporation, New York
                             Account #001-1-534682 - Mailwell
                             Attn:  Loan Department
-----------------------------------------------------------------------------------------------
Bank of America Illinois     Bank of American Illinois - Chicago, Illinois
                             ABA #071000039
                             Account Name:  Mailwell
                             Attn:  Loan Division - PC 1159
                             Attn:  Juanita L. Hester for further credit to 47-03421 - Mailwell
-----------------------------------------------------------------------------------------------
The Bank of New York         The Bank of New York
                             ABA #021000018
                             GLA #111556 - Commercial Loan Department
                             Attn:  Lorna Alleyne
                             Reference:  Mail-Well
-----------------------------------------------------------------------------------------------
The Bank of Nova Scotia      Fed-wire - The Bank of Nova Scotia, New York Agency
                             ABA#026002532
                             for further credit to Atlanta Agency
                             Acct.#0606634
                             Re: Mailwell
                             Attn: Cleve Bushey
-----------------------------------------------------------------------------------------------
The Boatmen's National       The Boatmen's National Bank of St. Louis, MO
Bank of St. Louis            ABA #081000032
                             For credit to:  Commercial Loan Wash Account
                             Account #101409997409
 ----------------------------------------------------------------------------------------------

===============================================================================
      LENDER                         WIRING INSTRUCTIONS
===============================================================================

The CIT Group/Business       Chase Manhattan Bank
 Credit, Inc.                The CIT Group/Business Credit, Inc.
                             ABA #021000128
                             For Credit to Account #144016503 - Mail
-------------------------------------------------------------------------------
Credit Lyonnais New York     Federal Reserve Bank of New York for the account
 Branch                      of Credit Lyonnais NY
                             ABA #0260-0807-3
                             Reference:  Mail-Well
                             Attn:  Loan Servicing (interest, fees,
                             repayments, etc.)
-------------------------------------------------------------------------------
The Fuji Bank, Limited       Texas Commerce Bank, N.A.
                             Houston, Texas ABA #113000609
                             Account #0010-197-3098
                             For Benefit of The Fuji Bank, Limited-Houston
                             Agency
                             Reference:  Mail-Well
                             Attn:  Loan Administration
-------------------------------------------------------------------------------
The Long-Term Credit Bank    Chase Manhattan Bank, New York
 of Japan, Limited, New      ABA #021-000-021
 York Branch                 Name of Account:  The Long-Term Credit Bank of
                             Japan, Ltd., New York Branch
                             Account #544-7-75066
                             Attn: Robert Pacifici
------------------------------------------------------------------------------
National Bank of Canada      National Bank of Canada, New York Branch
                             ABA # (none shown)
                             For Credit to account #1561-00097602
                             I/n/o Mailwell I Corporation
                             Reference:  Interest, Principal, Fees, etc.
-------------------------------------------------------------------------------
NationsBank of Texas, N.A.   NationsBank of Texas, N.A.
                             ABA 111000025
                             Corp Loans Funds Transfer 1292000883
                             Reference:  Mail Well
                             Attn:  Stacey Smith
-------------------------------------------------------------------------------

===============================================================================
     LENDER                         WIRING INSTRUCTIONS
===============================================================================
Societe Generale,            Society Generale, New York
Southwest Agency             ABA# 026004226
                             Reference:  Mail Well #9037578 or
                             Obligors of Mail Well #9037551 or
                             Supremex #9037608
-------------------------------------------------------------------------------
Texas Commerce Bank          Texas Commerce Bank - Houston
National Association         ABA #113-000-609
                             Credit:  Commercial Loan Clearing Account
                             GL #7001-13681-7800
                             Reference:  Mail Well Corporation
-------------------------------------------------------------------------------
General Electric Capital     General Electric Capital Corporation
Corporation                  Bankers Trust, New York, NY
                             ABA#021-001-033
                             Acct.#50-202-962
                             Reference: Mail-Well
                             Attn: John Hanley, V.P.
-------------------------------------------------------------------------------
Banque Paribas               Bank:  Bankers Trust Company New York
                             ABA Number: 021001033
                             Account Number:
                             For Credit to Account No.:
                             Ref: Mail-Well I Financing
------------------------------------------------------------------------------

                                   EXHIBIT A


                          DESCRIPTION OF THE EQUIPMENT
                          ----------------------------

                                   EXHIBIT B

                            FORM OF FUNDING REQUEST
                            -----------------------

                             November   15  , 1996
                                      ------


To each of the Lessor, the Equity Lenders, the Financing Lenders and the Agent named on Annex I hereto

      Re:  Participation Agreement (the "Participation Agreement") dated as of
                                         -----------------------
           November  15 , 1996, among Mail-Well I Corporation (the "Lessee"),
                    ----                                            ------
           certain subsidiaries of Mail-Well I Corporation, Banque Paribas and various financial institutions identified therein as Equity Lenders (the "Equity Lenders") and Financing Lenders (the "Financing
                --------------                               ---------
           Lenders"), Paribas Properties, Inc. (the "Lessor"), and Banque
                                                    ------
           Paribas, as Agent for Financing Lenders - Funding Request
                                                    ------- -------


Gentlemen:

      In accordance with Section 3.4 of the Participation Agreement, the Lessee hereby notifies the Financing Lenders and the Equity Lenders that it requests Advances be made to the Lessor in accordance with the terms of the Participation Agreement. Unless otherwise indicated, capitalized terms used herein shall have the respective meanings given to them in the Participation Agreement. The amount of each requested Advance and the date upon which it is to be made are as follows:

      1.  The date each requested Advance is to be made, being the Effective
Date, is November   15  , 1996.
                  ------

      2. The aggregate amount of the requested Advances is Thirty Million Dollars ($30,000,000), which Advances are to be made by the Financing Lenders and Equity Lenders as follows:


            Financing Lenders                 Amount of Advance
            -----------------                 -----------------

       ____________________________           $________________


       ____________________________           $________________


       ____________________________           $________________


       ____________________________           $________________


       ____________________________           $________________

            Financing Lenders                 Amount of Advance
            -----------------                 -----------------

       ____________________________           $________________


       ____________________________           $________________


       ____________________________           $________________


       ____________________________           $________________
       TOTAL:                                   $24,500,000.00




             Equity Lenders                   Amount of Advance
            -----------------                 -----------------


       ____________________________           $________________


       ____________________________           $________________


       ____________________________           $________________
       TOTAL:                                     $5,500,000.00




      The Advances are to be made to the Lessor to be used for the payment of the Purchase Price payable by the Lessor to the Lessee and the Subsidiary Guarantors for the Equipment as set forth on Annex II, attached hereto, on the
                                             --------
Effective Date.

      Lessee hereby certifies that (i) on the date hereof all applicable conditions to the proposed Advances set forth in Article VI of the Participation Agreement and in Article III of the Loan Agreement have been satisfied, (ii) the proposed Advances will comply with all terms of the Participation Agreement, the Loan Agreement and the other Operative Documents, and (iii) no Default or any Event of Default has occurred and is continuing under any such document.

                              Yours very truly,

                              MAIL-WELL I CORPORATION



                              By:
                                ---------------------------------------
-
                              Name:
                                  --------------------------------------

                              Title:
                                   -------------------------------------

                                    ANNEX II
                                    --------


          DESCRIPTION AND PURCHASE PRICE OF EACH ITEM OF THE EQUIPMENT


      Item of Equipment                       Purchase Price
      -----------------                       --------------

                                   EXHIBIT C


                   FORM OF RESPONSIBLE OFFICER'S CERTIFICATE
                   -----------------------------------------

                                   EXHIBIT D

                              FORM OF BILL OF SALE
                              --------------------


                    BILL OF SALE AND ASSIGNMENT OF EQUIPMENT


      THIS BILL OF SALE AND ASSIGNMENT OF EQUIPMENT (this "Bill of Sale"), made and entered into on this the 15th day of November, 1996, by MAIL-WELL I CORPORATION, a Delaware corporation ("Assignor"), whose address is 23 Inverness Way East, Englewood, Colorado 80112, to and for the benefit of PARIBAS PROPERTIES, INC., a Delaware corporation ("Assignee"), whose address is 1200 Smith Street, Suite 3100, Houston, Texas 77002;

                              W I T N E S S E T H:
                              - - - - - - - - - -

                                    Recitals
                                    --------

      A. Assignor, Assignee and various financial institutions identified therein as "Lenders" (and herein so called), and Banque Paribas, as Agent for such Lenders, have entered into a certain Participation Agreement (the

"Participation Agreement") dated as of November 15, 1996, which provides, among
------------------------
other things, for the lease financing of certain envelope and commercial printing equipment owned by Assignor (the "Equipment"). The Equipment is more
                                            ---------
particularly described on Annex I attached hereto and made a part hereof for all
                          -------
purposes.

      B. In accordance with the provisions of the Participation Agreement, the Financing Lenders have, concurrently herewith, advanced to Assignee the sum of $24,500,000.00 and the Equity Lenders have, concurrently herewith, advanced to Assignee the sum of $5,500,000.00, aggregating $30,000,000.00 (the "Purchase
                                                                    --------
Price"), to be used by Assignee for the purchase of the Equipment from Assignor.
-----
Also, concurrently herewith, the Purchase Price has been paid by Assignee to Assignor and the Equipment is being leased by Lessor to Lessee pursuant to a certain Master Equipment Lease and Security Agreement, dated of even date herewith (the "Master Lease").
               ------------

      C. Pursuant to the Participation Agreement, Assignor desires to hereby sell, assign, transfer and convey to Assignee all of the Equipment together with all right, title and interest of Assignor in and to all fittings, accessories, warranties, service contracts, guarantees and other items of tangible and intangible personal property owned by Assignor and affixed or attached to, or (with respect to intangible personal property) acquired or used in connection with the operation of, the

Equipment (the Equipment, together with all of Assignor's right, title and interest in and to such other properties and assets, being collectively called the "Assigned Properties").
     -------------------

      NOW, THEREFORE, for and in consideration of the premises and the sum of Thirty Million Dollars ($30,000,000.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby SELL, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee, its successors and assigns, all of the Assigned Properties, free and clear of any and all liens or other encumbrances whatsoever except as expressly provided in the Master Lease.

      TO HAVE AND TO HOLD the Assigned Properties unto Assignee, its successors and assigns, forever; and Assignor does hereby bind itself and its successors and assigns to WARRANT and FOREVER DEFEND, all and singular, title to the Assigned Properties unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

      1.  Representations and Warranties.  Assignor hereby represents and
          ------------------------------
warrants to Assignee as follows:

          a.  Affirmation of Representations and Warranties in Participation
              --------------------------------------------------------------
     Agreement.  Each of the representations and warranties of Assignor set
     ---------
     forth in the Participation Agreement is true and correct in all material respects as of the date hereof.

          b.  Authorization. This Bill of Sale has been duly authorized,
              -------------
     executed and delivered on behalf of Assignor, and Assignor has full power and authority to enter into and perform its respective obligations hereunder.

          c.  No Breach. Neither the execution and delivery of this Bill of Sale
              -- ------
     nor the consummation of the transactions contemplated hereby will (i) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any mortgage, lease, bond, indenture, agreement, franchise or other instrument or obligation to which any Assignor is a party or by which any of the Assigned Properties may be bound or affected, (ii) result in the creation of any lien, charge or encumbrance upon the Assigned Properties pursuant to the terms of any such mortgage, bond, indenture, agreement, franchise or other instrument or obligation or otherwise other than liens in favor of Assignee, (iii) violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, Assignor or the Assigned Properties, or (iv) constitute a violation by Assignor of any law or regulation applicable to Assignor or the Assigned Properties.

          d.  Ownership of the Equipment and Other Assigned Properties. Assignor
              --------------------------------------------------------
     has good and marketable title to the Equipment and other Assigned Properties, free and clear of any liens or other encumbrances whatsoever other than liens in favor of Assignee.

          e.  Compliance with Laws.  Assignor is not in violation of (i) any
              --------------------
     applicable judgment, order, injunction, writ or decree, or (ii) any federal, state or local law, ordinance or regulation or any other requirement of any governmental body, court or arbitrator, in each such case, which is applicable to the Equipment or other Assigned Properties, including, without limitation, the Occupational Safety and Health Act, the Americans with Disabilities Act, and all applicable laws, rules and regulations relating to the protection of human health or the environment. No permits, licenses, orders and approvals of any federal, state, local or foreign government or regulatory body (other than those which have been obtained) are necessary or required for the acquisition, ownership, operation or leasing by Assignee of the Equipment and other Assigned Properties.

          f.  Outstanding Commitments.  There are no outstanding contracts or
              -----------------------
     commitments applicable to the Equipment or any part thereof which would bind Assignee or the Equipment or other Assigned Properties to any obligation or liability whatsoever. Attached hereto as Annex II and made a
                                                             --------
     part hereof is a true, correct and complete list of all warranties, service contracts, and guaranties relating to the Assigned Properties for the benefit of the owner thereof, all of which are assignable to Assignee and have been duly assigned and transferred to Assignee pursuant to the terms hereof.

          g.  Actions and Proceedings.  There are no charges, actions, suits,
              -----------------------
     claims or legal, administrative or arbitration proceedings or investigations (whether or not the defense thereof or liabilities in respect thereof are covered by policies of insurance), potential, pending or, to the knowledge of any Assignor, threatened, against or involving the Equipment or other Assigned Properties, and there are no outstanding orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against or involving the Equipment or other Assigned Properties. To the best knowledge of Assignor, there are no bases or grounds for any suit, action, claim, investigation or proceeding that would adversely affect the Equipment or other Assigned Properties.

          h.  Full Disclosure.  All documents and schedules delivered or to be
              ---------------
     delivered by or on behalf of Assignor to Assignee in connection with this Bill of Sale and the transactions contemplated hereby, taken as a whole, are and will be true, correct and complete in all material respects.

          i.  Due Organization. Assignor is a corporation duly organized,
              ----------------
     validly existing, and in good standing under the laws of the State of its incorporation, with full power and authority to enter into and perform this Bill of Sale.

          j.  Adequacy of Assets.  The Equipment and other Assigned Properties
              ------------------
     constitute all items of personal property, both tangible and intangible, as of the date hereof, that historically have been used in the operation of the Equipment. Each item of the Equipment is suitable and adequate for the business purpose for which it is now being used.

          k.  Taxes.  Assignor has filed all requisite federal, state and local
              -----
     tax returns due for all fiscal periods ending on or before September 31, 1996, and have paid all taxes required thereby. None of the Equipment or other Assigned Properties is subject or will be subject to a lien for unpaid taxes.

          l.  Compliance with Laws.  Assignor has owned and operated, and will
              --------------------
     continue to operate, the Equipment and other Assigned Properties in compliance with all applicable federal and state laws, rules and regulations (including without limitation environmental laws) and in accordance with the terms of the Master Lease.

      2.  No Agents.  No agent or finder has acted on behalf of any Assignor in
          ---------
connection with the transactions contemplated hereby. In the event that any claim is at any time made by any agent or finder for any fee or other commission in connection with the transactions contemplated herein, such claim shall be handled and satisfied solely by the Assignor whose commitments or alleged commitments gave rise thereto.

      3.  Indemnification.  Assignor agrees to indemnify, defend and hold
          ---------------
harmless Assignee from and against any and all costs, expenses and losses, including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement of Assignor contained in this Bill of Sale.

      4.  Further Assurances. Assignor agrees to perform such other acts and to
          ------------------
execute, acknowledge and/or deliver subsequent to the date hereof such other instruments, documents and other materials, as Assignee may reasonably request from time to time in order to effectuate the conveyance and assignment of the Equipment and the other Assigned Properties to Assignee and to vest good and marketable title thereto in Assignee.

      5.  Access to Records.  Assignor agrees to preserve all books, records and
          -----------------
documents in its possession relating to any of the Equipment or other Assigned Properties. In the event that Assignee shall any time require access to such books, records and documents for any purpose whatsoever, including, without limitation, verifying the accuracy of the representations and warranties contained herein, preparing tax returns or complying with any audit request, Assignor shall allow representatives of Assignee access to such books, records and documents during regular business hours for the purpose of obtaining such information and will permit Assignee and its representatives to make extracts and copies thereof as may be deemed necessary or appropriate by Assignee.

      6.  Governing Law.  This Bill of Sale shall be governed by and construed
          -------------
in accordance with the laws of the State of Texas.

      7.  Titles and Headings.  Titles and headings to sections herein are
          -------------------
inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Bill of Sale.

      8.  Execution in Counterparts.  This Bill of Sale may be executed in one
          -------------------------
or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other parties.

      9.  No Assumption by Assignee.  Assignee does not hereby assume or agree
          -------------------------
to perform any debt, duty or obligation of Assignor or any other party with respect to the Assigned Properties, and any such assumption or agreement is hereby expressly disclaimed.

      10.  Binding Effect.  All of the covenants, terms and conditions set forth
           --------------
herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

      EXECUTED as of the day and year first above written.


                                    ASSIGNOR:

                                    MAIL-WELL I CORPORATION


                                    By:
                                      ---------------------------------------

                                    Name:
                                        -------------------------------------

                                    Title:
                                         ------------------------------------

                                    ASSIGNEE:

                                    PARIBAS PROPERTIES, INC.


                                    By:____________________________________
                                         Edward V. Canale, President


                                    By:____________________________________
                                         Matthew J. Cooleen, Vice President

                                   EXHIBIT E

                       FORM OF ASSIGNMENT AND ACCEPTANCE
                       ---------------------------------

                          Date: _______________, 19__

      Reference is made to the Participation Agreement dated as of November 15, 1996 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Participation Agreement"), among Paribas
                                 -----------------------
Properties, Inc.. (the "Lessor"), Mail-Well I Corporation (the "Lessee"),
                        ------                                  ------
certain subsidiaries of the Lessee, the Lenders named therein (the "Lenders"),
                                                                    -------
and Banque Paribas, as agent for the Lenders (in such capacity, the "Agent").
                                                                     -----
Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Participation Agreement. This Assignment and Acceptance is being executed pursuant to Section 13.8 of the Participation
                                             ------------
Agreement.


   _____________________ (the "Assignor") and _________________ (the "Assignee")
agree as follows:              --------                               --------


      1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the following interests in and to the Assignor's rights and obligations under the Participation Agreement and the other Operative Documents as of the Effective Date (as defined below):

      (a) a ____% interest in the aggregate outstanding principal amount of the Financing Loans (which percentage interest represents a _____% interest in the $24,500,000 aggregate principal amount of the Financing Loans presently outstanding); or

      (b) a ____% interest in the aggregate outstanding principal amount of the Equity Loans (which percentage interest represents a ______% interest in the $5,500,000 aggregate principal amount of the Equity Loans presently outstanding).

After giving effect to this Assignment and Acceptance, the interest of the Assignor in the outstanding principal amount of the Financing Loans will be $__________________ and of the Equity Loans will be $________________.

      2. The Assignor (i) represents that, as of the date hereof, (A) its interest in the Financing Loans is $_______________ and in the Equity Loans is $_______________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Participation Agreement or any other Operative Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Participation Agreement or any other Operative Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Participation Agreement or any other Operative Document; and (iv) attaches the Notes held by Assignor and requests that the Agent exchange such Notes for a Note payable to the order of the Assignee in an amount equal to Financing Loans or the Equity Loans, as the case may be, assigned to the Assignee pursuant.

      3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Participation Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 thereof, and such other
                                           -----------
documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Participation Agreement and the other Operative Documents; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action on the Assignee's behalf and to exercise such powers under the Operative Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all obligations which by the terms of the Participation Agreement and the other Operative Documents are required to be performed by it as a Lender; (vii) agrees that it will keep confidential all information with respect to the Loan Parties furnished to it by any Loan Party or the Assignor marked as being confidential (other than information generally available to the public) in accordance with

Section 13.20 of the Participation Agreement; and (viii) attaches the forms
-------------
prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Participation Agreement, or a certificate as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Participation Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty; /1/ and (iv) represents and warrants that it is resident in ______________.



--------------------
/1/ If the Assignee is organized under the laws of a jurisdiction outside the United States.

      4. The effective date for this Assignment and Acceptance shall be ___________ ____, 19__ (the "Effective Date"). /2 Following the execution of
                             --------------
this Assignment and Acceptance, it will be delivered to the Agent for acceptance by the Agent.

      5. Upon such acceptance, from and after the Effective Date, (i) the Assignee shall be a party to the Participation Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Operative Documents, (ii) the Assignee shall be a party to the Loan Agreement as if it were a signatory thereto, and to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder, and (iii) the Assignor shall, to the extent provided in this Assignment and Acceptance and in the Participation Agreement, relinquish its rights and be released from its obligations under the Participation Agreement and the other Operative Documents.

      6. Upon such acceptance, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Participation Agreement and the Note(s) for periods prior to the Effective Date directly between themselves.

      7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

      8. The Assignee's address for notices and Applicable Lending Office for purposes of the Participation Agreement (until such address or office are subsequently changed in accordance with the Participation Agreement) are specified below its name on the signature pages of this Assignment and Acceptance.


----------------------------
/2/ Such date shall be at least five Business Days after the execution of this Agreement and Acceptance and delivery thereof to the Agent (unless otherwise agreed by the Agent).

                              [NAME OF ASSIGNOR]

                              By:
                                ------------------------------------------

                              Name:
                                  ----------------------------------------

                              Title:
                                   ---------------------------------------


                              [NAME OF ASSIGNEE]

                              By:
                                ------------------------------------------

                              Name:
                                  ----------------------------------------

                              Title:
                                   ---------------------------------------



                              Address for Notices:
                              -------------------

                              --------------------------------------------

                              --------------------------------------------

                              --------------------------------------------
                              Fax No. (_____)_____________________________
                              Telephone No. (_____)_______________________
                              Attention:__________________________________



                              Lending Office for Prime Rate Loans:
                              -----------------------------------

                              --------------------------------------------

                              --------------------------------------------

                              --------------------------------------------



                              Lending Office for Eurodollar Loans:
                              -----------------------------------

                              --------------------------------------------

                              --------------------------------------------

                              --------------------------------------------

ACCEPTED BY:

BANQUE PARIBAS, as Agent for the Lenders



By:
  --------------------------------------

Name:
    ------------------------------------

Title:
     -----------------------------------



By:
  --------------------------------------

Name:
    ------------------------------------

Title:
     -----------------------------------


Date:
    ------------------------------------


APPROVED BY:

MAIL-WELL I CORPORATION



By:
  --------------------------------------

Name:
    ------------------------------------

Title:
     -----------------------------------